UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21761

Keeley Funds, Inc.

(Exact name of registrant as specified in charter)

141 West Jackson Boulevard

Suite 2150
Chicago, IL 60604

(Address of principal executive offices) (Zip code)

Kevin Keeley

141 West Jackson Boulevard

Suite 2150
Chicago, IL 60604

(Name and address of agent for service)

Registrant’s telephone number, including area code: 312-786-5000

Date of fiscal year end: September 30

Date of reporting period: September 30, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

KEELEY Small Cap Dividend Value Fund

KEELEY Small-Mid Cap Value Fund

KEELEY Mid Cap Dividend Value Fund

Annual Report

September 30, 2023

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (www.keeleyfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports on paper free of charge, please contact your financial intermediary, or, if you invest directly with the Funds, you may call 800-422-3554 or send an email request to info@keeleyteton.com.

KEELEY FUNDS

(Unaudited)

	Class A Shares						Class I Shares
	Average Annual Returns — September 30, 2023(a)(b)						Average Annual Returns — September 30, 2023(a)

	1 Year	5 Year	10 Year	Since Inception	Gross Expense Ratio	Expense Ratio after Adviser Reimbursements	1 Year	5 Year	10 Year	Since Inception	Gross Expense Ratio	Expense Ratio after Adviser Reimbursements
KEELEY Small Cap Dividend Value Fund	5.70%	2.37%	5.30%	8.80%	1.48%	1.29%	11.03%	3.59%	6.06%	9.44%	1.23%	1.04%
KEELEY Small-Mid Cap Value Fund	12.69	2.91	5.10	6.36	1.75	1.45	18.18	4.11	5.84	6.93	1.50	1.20
KEELEY Mid Cap Dividend Value Fund	7.87	3.13	7.28	10.29	1.40	1.20	13.29	4.35	8.05	10.99	1.15	0.95

(a)	Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.keeleyfunds.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of a Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.keeleyfunds.com. The prospectuses contain expense reimbursement information and should be read carefully before investing. The gross expense ratios and expense ratios after Adviser reimbursements are from the current prospectus dated January 27, 2023. The contractual reimbursements are in effect through February 28, 2024.
(b)	Includes the effect of the maximum 4.50% sales charge at the beginning of the period.

Inception Dates
	Class A Shares	Class I Shares
KEELEY Small Cap Dividend Value Fund	12/01/09	12/01/09
KEELEY Small-Mid Cap Value Fund	08/15/07	08/15/07
KEELEY Mid Cap Dividend Value Fund	10/03/11	10/03/11

The KEELEY Funds file complete schedules of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-PORT. Shareholders may obtain this information at www.keeleyfunds.com or by calling the Funds at 800-422-3554. The Funds’ Form N-PORT is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

Each Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Funds’ proxy voting policies, procedures, and how the Funds voted proxies relating to portfolio securities are available without charge, upon request, by (i) calling 800-422-3554; (ii) writing to The KEELEY Funds at One Corporate Center, Rye, NY 10580-1422; and (iii) visiting the SEC’s website at www.sec.gov.

Small Cap Dividend Value Fund

Investment Objective and Strategy

The Fund seeks long term capital appreciation and current income through investments in equity securities of companies with a small market capitalization and that currently pay, or are reasonably expected to pay dividends to shareholders. The Adviser currently defines small market capitalization as securities within the range of the Russell 2000 Value® Index at the time of investment. The market cap range of the index changes daily, and as a result, the capitalization of small cap companies in which the Fund invests will also change.

Our philosophy is to deliver above average long term results with less volatility due to the application of a value oriented investment style. Our investment team uses a bottom-up, fundamental approach to stock selection focusing the majority of the portfolio on dividend paying small-cap companies.

Performance Discussion (Unaudited)

To Our Shareholders,

Equity markets rebounded in the Keeley Small Cap Dividend Value Fund’s latest fiscal year (ended September 30, 2023) after a difficult first three quarters of 2022. Bond markets were generally lower and commodity markets, except for oil, mostly fell. Stronger than expected economic growth seemed to offset concerns about the Fed’s actions to push rates higher.

While the strongest returns came in large cap and growth stocks, the Fund’s Class A 10.7% return was solid and exceeded its benchmark, the Russell 2000 Value index, by nearly 300 basis points. All three factors that generally drive the Fund’s relative performance, Dividends vs. non-Dividends, Sector Allocation, and Stock Selection, contributed to the outperformance with Stock Selection having the greatest impact.

Portfolio Results

In the fiscal year that ended September 30, 2023, the Keeley Small Cap Dividend Value Fund Class I Shares returned 11.0% compared with a 7.8% gain in its benchmark, the Russell 2000 Value Index.

All three drivers contributed to relative performance. We look at relative performance as the product of three factors: Strategy Effectiveness (Dividends vs. Non-Dividends), Sector Allocation, and Stock Selection. While these are somewhat integrated, we believe we have enough information to be able to discuss each as an important impact on performance. In the latest year, all three factors contributed to the outperformance of the Fund. Stock Selection made the greatest contribution.

Dividend-paying stocks outperformed. We estimate that dividend-paying stocks within the Russell 2000 Value index outperformed the overall index by about three percentage points.

Sector Allocation contributed positively to relative performance. The Fund was slightly overweight in the Industrials sector, which performed better than the overall market. In addition, it was underweight in the Health Care sector due to the lack of holdings in the Biotechnology industry. The Health Care sector was the worst performing sector in the index by far.

Stock Selection was also a positive. The Fund’s holdings in the Industrials, Energy, Consumer Staples, and Health Care sectors had the biggest positive impacts on relative performance while the Financials and Materials sectors were the biggest laggards.

●	The Fund’s holdings in the strong Industrials sector accounted for a big part of the Fund’s outperformance in the year. Three stocks, Maxar Technologies (No longer held as of September 30, 2023), Primoris Services Corp. (2.5%), and Esab Corp. (1.2%), more than doubled in the year. Maxar was acquired. Primoris started to string together some good quarters and was boosted by the infrastructure law. Esab, has spun out of Colfax (No longer held as of September 30, 2023), and executed post-spin better than expected. Out of thirteen Industrials sector holdings in the year, only TTEC (No longer held as of September 30, 2023), and Spirit AeroSystems Holdings Inc. Cl. A (0.7%), declined.

●	Energy was the best performing sector in the Russell 2000 Value Index with the sector up almost 44%. The Fund’s holdings, however, performed even better. All six holdings gained more than 25%. They were led by the Fund’s second biggest contributor, TechnipFMC plc (3.0%). It was not only one of the Fund’s larger holdings, but it was up more than 140%, resulting from a string of strong quarters of new orders and an improving outlook for offshore oil development.

●	Consumer Staples is a small sector in the small cap indices. As a result, the performance of one stock can have an outsized impact on the sector’s relative contribution. Last year, we noted that weakness in the shares of Spectrum Brands Holdings Inc. (2.3%) hurt the Fund’s performance. This year was the opposite as the antitrust concerns raised about the sale of its Hardware and Home Improvement business to Assa Abloy were resolved. As a result, the company was able to close the sale, reduce debt, and return capital to shareholders. This led to a doubling in the share price.

●	Healthcare stocks in the Russell 2000 Value Index fell more than 20% during the fiscal year. Much of this was due to weakness in biotechnology stocks, but all of Healthcare’s subsectors fell and three of the six were down more than 20%. The Fund’s holdings were down slightly, but much less than those in the index. Not owning biotechnology stocks (because they do not pay dividends) helped. Also, positive returns in long time holdings Chemed Corp. (1.2%), and The Ensign Group Inc. (2.0%), offset weakness in Embecta Corp. (0.7%), and Premier Inc., Cl. A (0.9%). The former produced rising earnings expectations, while the latter disappointed.

●	In a year where the Russell 2000 Value Index was up almost 8%, it might be a little surprising that five sectors were down. The Financials sector was among them, and the Fund’s holdings performed slightly worse than the index’s. This is not a big surprise as turmoil in the banking sector took a toll on those stocks in the first quarter of 2023 and banks represent almost 65% of the weight of the sector. The Fund’s weight in the sub-sector was similar to the benchmark and the performance was only slightly worse. The Fund lost ground in the Capital Markets and Insurance sub-sectors. The Fund’s holdings failed to keep up with the index. Worse yet, in Insurance the Fund was underweight and the one holding, James River Group Holdings Ltd. (0.9%), declined on rising insurance loss estimates.

●	The Materials sector was the fourth best performing sector in the index with a gain of more than 20%. The Fund’s holdings did not match that. It is a small sector, so the performance of a few stocks can impact the results. In this case, declines in Ardagh Metal Packaging SA. (1.1%), and Mercer International Inc. (0.9%), offset strength in Kaiser Aluminum Corp. (1.2%), and Olin Corp. (1.4%). The detractors had more earnings challenges than the contributors.

●	Among the other sectors, Technology made a small positive contribution and Real Estate, Utilities, and Communications services were small detractors.

We are optimistic and excited about what the future holds for the Keeley Small Cap Dividend Value Fund. In conclusion, thank you for investing alongside us.

Average Annual Returns through September 30, 2023 (a) (Unaudited)

Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses.

	1 Year	5 Year	10 Year	Since Inception (12/1/09)
Small Cap Dividend Value Fund Class A	5.70%	2.37%	5.30%	8.80%
Russell 2000 Value Index	7.84	2.59	6.19	9.14

(a)	Returns represent past performance and do not guarantee future results. Fund total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.keeleyfunds.com for performance information as of the most recent month end. The Adviser reimbursed expenses to limit the expense ratio. Had such limitation not been in place, returns would have been lower. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.keeleyfunds.com. Another share class is available and has different performance characteristics. See page 2 for performance of the other share class. The Russell 2000 Value Index is an unmanaged index that measures the performance of the small-cap value segment of the U.S. equity market universe and includes those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index is an unmanaged index that measures the performance of the smallest 2,000 companies by market capitalization of the Russell 3000 Index. Investing in small capitalization securities involves special challenges because these securities may trade less frequently and experience more abrupt price movements than large capitalization securities. Dividends are considered reinvested. You cannot invest directly in an index.

In the current prospectuses dated January 27, 2023, the gross expense ratio for Class A Shares is 1.48%, and the net expense ratio is 1.29% after contractual reimbursements by Keeley-Teton Advisors, LLC. (the Adviser). See page 22 for the expense ratios for the year ended September 30, 2023. Class A Shares have a maximum sales charge of 4.50%, which is included in the figures.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE SMALL CAP DIVIDEND VALUE FUND

CLASS A AND THE RUSSELL 2000 VALUE INDEX (Unaudited)

Average Annual Total Returns*
	1 Year	5 Year	10 Year
Class A	5.70%	2.37%	5.30%

*	Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Small-Mid Cap Value Fund (Unaudited)

Investment Objective and Strategy

The Fund seeks long term capital appreciation through investments in equity securities of companies with a small or mid-sized market capitalization. The Adviser currently defines small and mid-cap market capitalization as securities within the range of the Russell 2500 Value® Index at the time of investment. The market cap range of the index changes daily, and as a result, the capitalization of small and mid cap companies in which the Fund invests will also change.

Our philosophy is to deliver above average long term results while reducing portfolio risk through the application of a disciplined, opportunistic, and unique investment strategy. Our investment team uses a bottom-up, fundamental approach to stock selection focusing the majority of the portfolio on companies undergoing internal corporate restructuring.

Performance Discussion (Unaudited)

To Our Shareholders,

Equity markets staged a nice rebound in the Keeley Small-Mid Cap Value Fund’s latest fiscal year (ended September 30, 2023). While much of the attention was on large cap and growth stocks, smaller company value stocks still generated respectable returns. Bond and commodity markets were mixed as they reflected continuing concerns about inflation and the Fed’s program of raising interest rates.

The Fund’s Class A shares generated a strong 18% return, outpacing its benchmark, the Russell 2500 Value index, by almost seven percentage points. Our focus on companies undergoing significant corporate change such as spinoffs proved to be a tailwind in the year. In addition, good stock selection contributed significantly to the Fund’s outperformance.

Portfolio Results

In the fiscal year that ended September 30, 2023, the Keeley Small-Mid Cap Value Fund Class I Shares returned 18.2% compared with an 11.3% gain in its benchmark, the Russell 2500 Value Index.

Two of the three drivers of performance were in our favor. We look at performance as a combination of three factors: Strategy Effectiveness (did the types of stocks we invest in, specifically spin-offs out/underperform?), Sector Allocation (is the fund overweight/ underweight sectors that out/underperform?) and Stock Selection (do the stocks the Fund owns out/underperform those in the sector in the benchmark?). Stock Selection drove most of the Fund’s outperformance while Sector Allocation was a slight detractor. It is difficult to separate Strategy Effectiveness from the other two factors, but spin-offs performed well over the last year so our focus on companies undergoing significant corporate restructuring helped performance.

Sector Allocation detracted slightly. While the overall impact of Sector Allocation was rather small, we saw significant impacts in several sectors. On the positive side, an overweight position in Energy and underweight in Financials and Real Estate added to relative performance. These were offset by an overweight in Health Care and an underweight in Industrials.

Stock Selection drove outperformance. Stock Selection added value in six sectors, detracted in two, and was neutral in the remaining three. It was particularly strong in Industrials, Energy, Consumer Staples, and Consumer Discretionary. Only Materials was a significant detractor.

●	The Industrials sector led the gains in the Russell 2500 Value index over the last year with a nearly 30% gain. The Fund’s holdings performed even better. While a triple digit gain in the shares of the 2022 spin-off Esab Corp. (1.7% of net assets as of September 30, 2023), was the biggest winner. Only two, Chart Industries Inc. (1.0%), and Hillenbrand Inc. (0.9%), declined.

●	Returns from the Energy sector also exceeded the 11.3% gain in the index and the Fund’s investments performed even better. A triple digit gain in the shares of TechnipFMC plc (2.8%), and a large gain in ChampionX Corp. (1.5%), accounted for most of the relative outperformance. That said, the Fund also saw strong returns from three of its four other holdings in the Energy sector.

●	Because the Consumer Staples sector is a small sector within the index, one or two stocks can have a substantial impact on the contribution this sector makes to relative performance. In the latest year, that worked in the Fund’s favor as a triple-digit return from the shares of Spectrum Brands Holdings Inc. (2.3%), accounted for most of the sector’s outperformance. Three of the Fund’s other four holdings also performed better than the sector and benchmark.

●	The Consumer Discretionary sector was the fourth best performing sector over the last year and the Fund’s holdings produced even better gains. Most of the upside came from three stocks, Tri Pointe Homes Inc. (1.0%), Penske Automotive Group Inc. (1.3%), and PVH Corp. (1.3%), which all produced 70%+ total returns. But other holdings did well also. Only one of the Fund’s ten holdings in the sector declined, Victoria’s Secret & Co. (0.5%).

●	Materials was the only one of the eleven sectors to meaningfully detract from performance due to Stock Selection. Weakness in the shares of Ardagh Metal Packaging SA. (1.0%), and Ashland Inc. (1.1%), offset strength in other holdings. It is interesting that while the Fund’s Materials stocks lagged the sector within the Russell 2500 Value index, the holdings performed in line with that of the overall benchmark.

●	The Stock Selection effect was also positive in the Information Technology and Real Estate sectors and marginally so in Health Care and Financials. Communication Services and Utilities were slight detractors.

We are optimistic about the year ahead and excited about what the future holds for the Keeley Small Mid Cap Value Fund. In conclusion, thank you for investing alongside us.

Average Annual Returns through September 30, 2023 (a) (Unaudited)

Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses.

	1 Year	5 Year	10 Year	Since Inception (8/15/07)
Small-Mid Cap Value Fund Class A	12.69%	2.91%	5.10%	6.36%
Russell 2500 Value Index	11.34	3.99	6.95	6.89

(a)	Returns represent past performance and do not guarantee future results. Fund total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.keeleyfunds.com for performance information as of the most recent month end. The Adviser reimbursed expenses to limit the expense ratio. Had such limitation not been in place, returns would have been lower. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.keeleyfunds.com. Another share class is available and has different performance characteristics. See page 2 for performance of the other share class. The Russell 2500 Value Index is an unmanaged index that measures the performance of the small-cap value segment of the U.S. equity market universe and includes those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index is an unmanaged index that measures the performance of the smallest 2,000 companies by market capitalization of the Russell 3000 Index. Investing in small capitalization securities involves special challenges because these securities may trade less frequently and experience more abrupt price movements than large capitalization securities. Dividends are considered reinvested. You cannot invest directly in an index.

In the current prospectuses dated January 27, 2023, the gross expense ratio for Class A Shares is 1.75%, and the net expense ratio is 1.45%, after contractual reimbursements by Keeley-Teton Advisors, LLC. (the Adviser). See page 23 for the expense ratios for the year ended September 30, 2023. Class A Shares have a maximum sales charge of 4.50% which is included in the figures.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE SMALL-MID CAP VALUE FUND CLASS A

AND THE RUSSELL 2500 VALUE INDEX (Unaudited)

Average Annual Total Returns*
	1 Year	5 Year	10 Year
Class A	12.69%	2.91%	5.10%

*	Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Mid Cap Dividend Value Fund

Investment Objective and Strategy

The Fund seeks long term capital appreciation and current income through investments in equity securities of companies with a mid-size market capitalization and that currently pay, or are reasonably expected to pay dividends to shareholders. The Adviser currently defines mid-cap market capitalization as securities within the range of the Russell Midcap® Value Index at the time of investment. The market cap range of the index changes daily, and as a result, the capitalization of mid-cap companies in which the Fund invests will also change.

Our philosophy is to deliver above average long term results with less volatility due to the application of a value oriented investment style. Our investment team uses a bottom-up, fundamental approach to stock selection focusing the majority of the portfolio on dividend paying small-cap companies.

Performance Discussion (Unaudited)

To Our Shareholders,

Equity markets rebounded in the Keeley Mid Cap Dividend Value Fund’s latest fiscal year (ended September 30, 2023) after a difficult first three quarters of 2022. Bond markets were generally lower and commodity markets, except for oil, mostly fell. Stronger than expected economic growth seemed to offset concerns about the Fed’s actions to push rates higher.

While the strongest returns came in large cap and growth stocks, the Fund’s Class I Shares 13.3% return was solid and exceeded its benchmark, the Russell Midcap Value Index, by 200 basis points. All three factors that generally drive the Fund’s relative performance, Dividends vs. non-Dividends, Sector Allocation, and Stock Selection, contributed to the outperformance with Stock Selection having the greatest impact.

Portfolio Results

In the fiscal year that ended September 30, 2023, the Keeley Mid Cap Dividend Value Fund Class I Shares returned 13.3% compared with an 11.0% gain in its benchmark, the Russell Midcap Value Index.

All three drivers helped relative performance in the latest year. When we look at the components of relative performance, we disaggregate it into three factors: Strategy Effectiveness (Dividends vs. Non-Dividends), Sector Allocation, and Stock Selection. While you cannot completely disaggregate Strategy Effectiveness from the other factors, we can see whether the focus on dividend payers likely helped or hurt.

The focus on dividend paying stocks was a tailwind. We estimate that dividend paying stocks within the Russell Midcap Value index outperformed stocks of companies that do not pay dividends. The dividend payers in the index outperformed the overall index by about 100bps.

Sector Allocation contributed to outperformance. Because the Fund did not have particularly large over/underweights in the sectors in the year, no one sector’s positioning added much. That said, Allocation had a positive impact. Small overweights in Consumer Discretionary and Energy helped relative performance, as did small underweights in Financials and Real Estate. A small underweight in Industrials offset some of these gains.

Stock Selection drove most of the outperformance. Stock Selection added to relative performance in five sectors, detracted in three, and was neutral (but slightly positive) in the remaining three. The Fund benefitted most from its holdings in Technology, Industrials, and Consumer Staples, while our selections detracted (or failed to keep up) in Financials, Materials, and Utilities.

●	While the Technology sector outperformed the Russell Midcap Value index, the Fund’s holdings outperformed the sector by a wide margin. Most of this comes from the strong gains in the shares of Jabil Inc. (2.9% of net assets as of September 30, 2023). It was not only one of the Fund’s largest holdings, but Jabil also appreciated by more than 100% over the year. Four of the Fund’s other five holdings also outperformed the sector and the index. The only laggard was Gen Digital Inc. (1.7%), (formerly NortonLifelock), where the rise in interest rates takes some upside from the long-term EPS growth expectations.

●	The Industrials sector was the best performing sector in the Russell Midcap Value Index with a gain of nearly 30%. The Fund’s holdings did even better, led by gains in nVent Electric plc (1.8%), Allison Transmission Holdings Inc. (1.1%), and BWX Technologies Inc. (1.5%). All reported solid results in the year and nVent got a little of the enthusiasm for artificial intelligence put into its stock price. Data centers are a key market for the electrical components it supplies. But results were not just driven by these three stocks. Only one of the fifteen Industrials stocks the Fund held during the year declined and six were up more than 30%.

●	Consumer Staples is a small sector within the Russell Midcap Value Index and performed poorly during the fiscal year, barely eking out a gain. The Fund’s holdings, on the other hand, performed well and even exceeded the performance of the benchmark. This was due to strong gains in the shares of Molson Coors Beverage Co., Cl. B (2.0%), and Lamb Weston Holdings Inc. (1.2%). Molson Coors benefitted both from its ongoing actions to improve its portfolio and cost structure as well as marketing missteps at its largest competitor Budweiser. Lamb Weston saw continued solid results with its quick service restaurant customers and improvements in its cost structure due to easing supply chain and input cost pressures.

●	The Fund’s performance in Financials was the biggest sector detractor. The main reason for the shortfall was the Fund’s positioning within the sector. While the Fund was slightly underweight in the sector overall, it was slightly overweight Banks. The regional bank failures in the first and second quarters of 2023 drove shares of bank stocks sharply lower. The Fund’s bank stocks performed better than the bank stocks in the index, but the overweight positioning detracted. To illustrate the magnitude of this impact, banks within the index declined about 27% whereas other subsectors in Financials were up about 15%.

●	Utilities were the third worst sector in the index over the last year, after the Communication Services and Real Estate sectors; and not by much. Rising rates have taken a toll on sectors that have leverage and are often perceived as nothing more than bond surrogates. Earnings challenges at Black Hills Corp. (1.0%), and UGI Corp. (1.0%), accounted for most of the disappointment and compounded the waning investor enthusiasm for the sector.

●	The Materials sector performed slightly better than the overall benchmark, but the Fund’s holdings failed to keep pace. Interestingly, five of the Fund’s nine holdings appreciated by double digits. Two, Ardagh Metal Packaging SA. (0.9%), and FMC Corp. (0.7%), saw steep drops in declining earnings prospects. FMC struggled first with input costs and later inventory overhangs while Ardagh faced unexpected weakness in can shipments to Brazil and operating profit headwinds from inventory reduction efforts.

We are optimistic about the year ahead and excited about what the future holds for the Keeley Mid Cap Dividend Value Fund. In conclusion, thank you for investing alongside us.

Average Annual Returns through September 30, 2023 (a) (Unaudited)

Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses.

	1 Year	5 Year	10 Year	Since Inception (10/3/11)
Mid Cap Dividend Value Fund Class A	7.87%	3.13%	7.28%	10.29%
Russell MidCap Value Index	11.05	5.18	7.92	11.10

(a)	Returns represent past performance and do not guarantee future results. Fund total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.keeleyfunds.com for performance information as of the most recent month end. The Adviser reimbursed expenses to limit the expense ratio. Had such limitation not been in place, returns would have been lower. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.keeleyfunds.com. Another share class is available and has different performance characteristics. See page 2 for performance of the other share class. The Russell MidCap Value Index is an unmanaged index that measures the performance of the small-cap value segment of the U.S. equity market universe and includes those Russell MidCap Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell MidCap Index is an unmanaged index that measures the performance of the smallest 2,000 companies by market capitalization of the Russell 3000 Index. Investing in small capitalization securities involves special challenges because these securities may trade less frequently and experience more abrupt price movements than large capitalization securities. Dividends are considered reinvested. You cannot invest directly in an index.

In the current prospectuses dated January 27, 2023, the gross expense ratio for Class A Shares is 1.40%, and net expense ratio is 1.20% after contractual reimbursements by Keeley-Teton Advisors, LLC. (the Adviser). See page 24 for the expense ratios for the year ended September 30, 2023. Class A Shares have a maximum sales charge of 4.50%, which is included in the figures.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE MID CAP DIVIDEND VALUE FUND CLASS A
AND THE RUSSELL MIDCAP VALUE INDEX (Unaudited)

Average Annual Total Returns*
	1 Year	5 Year	10 Year
Class A	7.87%	3.13%	7.28%

*	Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

KEELEY Funds

Disclosure of Fund Expenses (Unaudited)

For the Six Month Period from April 1, 2023 through September 30, 2023

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the fiscal year ended September 30, 2023.

Expense Table

	Actual Fund Return				Hypothetical 5% Return
	Beginning Account Value 04/01/23	Ending Account Value 09/30/23	Annualized Expense Ratio	Expenses Paid During Period*	Beginning Account Value 04/01/23	Ending Account Value 09/30/23	Annualized Expense Ratio	Expenses Paid During Period*
KEELEY Small Cap Dividend Value Fund
Class A	$1,000.00	$972.00	1.29%	$6.38	$1,000.00	$1,018.60	1.29%	$6.53
Class I	$1,000.00	$973.90	1.04%	$5.15	$1,000.00	$1,019.85	1.04%	$5.27
KEELEY Small-Mid Cap Value Fund
Class A	$1,000.00	$1,012.20	1.39%	$7.01	$1,000.00	$1,018.10	1.39%	$7.03
Class I	$1,000.00	$1,012.90	1.14%	$5.75	$1,000.00	$1,019.35	1.14%	$5.77
KEELEY Mid Cap Dividend Value Fund
Class A	$1,000.00	$992.90	1.20%	$6.00	$1,000.00	$1,019.05	1.20%	$6.07
Class I	$1,000.00	$994.10	0.95%	$4.75	$1,000.00	$1,020.31	0.95%	$4.81

*	Expenses are equal to the Funds’ annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183 days), then divided by 365.

Summary of Portfolio Holdings (Unaudited)

The following tables present portfolio holdings as a percent of net assets as of September 30, 2023:

KEELEY Small Cap Dividend Value Fund
Energy and Utilities	18.2%
Financial Services	17.1%
Diversified Industrial	10.5%
Banking	10.0%
Business Services	9.9%
Health Care	9.4%
Consumer Products	4.1%
Retail	3.7%
Building and Construction	3.7%
Equipment and Supplies	2.4%
Broadcasting	1.6%
U.S. Government Obligations	1.5%
Consumer Services	1.3%
Automotive	1.3%
Electronics	1.2%
Metals and Mining	1.2%
Computer Software and Services	1.1%
Hotels and Gaming	0.9%
Paper and Forest Products	0.9%
Other Assets and Liabilities (Net)	(0.0)%*
100.0%

*	Amount represents greater than (0.05)%.

KEELEY Small-Mid Cap Value Fund
Energy and Utilities	17.0%
Financial Services	14.7%
Diversified Industrial	11.3%
Health Care	9.8%
Consumer Products	8.0%
Business Services	6.7%
Building and Construction	5.5%
Computer Software and Services	4.1%
Hotels and Gaming	3.7%
Food and Beverage	3.7%
Retail	3.0%
U.S. Government Obligations	2.6%
Specialty Chemicals	2.5%
Banking	2.5%
Metals and Mining	1.2%
Broadcasting	1.2%
Containers and Packaging	1.0%
Entertainment	0.8%
Communication Services	0.7%
Other Assets and Liabilities (Net)	(0.0)%*
100.0%

*	Amount represents greater than (0.05)%.

KEELEY Mid Cap Dividend Value Fund
Energy and Utilities	15.6%
Financial Services	15.5%
Diversified Industrial	9.8%
Health Care	7.9%
Specialty Chemicals	4.9%
Food and Beverage	4.7%
Electronics	4.6%
Consumer Products	4.3%
Building and Construction	4.3%
Business Services	4.2%
Machinery	3.7%
Retail	3.4%
Hotels and Gaming	3.3%
Computer Software and Services	3.1%
Automotive: Parts and Accessories	3.0%
Metals and Mining	1.5%
Consumer Services	1.4%
Broadcasting	1.1%
U.S. Government Obligations	1.1%
Equipment and Supplies	1.1%
Containers and Packaging	0.9%
Real Estate	0.6%
Other Assets and Liabilities (Net)	0.0%*
100.0%

*	Amount represents less than 0.05%.

KEELEY Small Cap Dividend Value Fund

Schedule of Investments — September 30, 2023

Shares		Cost	Market Value
	COMMON STOCKS — 98.5%
	Automotive — 1.3%
101,184	Standard Motor Products Inc.	$3,726,027	$3,401,806

	Banking — 10.0%
106,781	Atlantic Union Bankshares Corp.	3,339,560	3,073,157
145,002	Cadence Bank	2,147,482	3,076,942
166,005	Columbia Banking System Inc.	5,253,244	3,369,902
130,480	First Bancorp/Southern Pines NC	2,909,274	3,671,707
148,942	OceanFirst Financial Corp.	3,521,116	2,155,191
131,016	South Plains Financial Inc.	3,026,012	3,464,063
52,624	The Bank of NT Butterfield & Son Ltd.	1,745,805	1,425,058
123,056	Timberland Bancorp Inc.	3,537,173	3,334,818
46,889	Wintrust Financial Corp.	2,435,730	3,540,119
		27,915,396	27,110,957
	Broadcasting — 1.6%
29,436	Nexstar Media Group Inc.	1,344,270	4,220,239

	Building and Construction — 3.7%
69,763	KB Home	1,407,830	3,228,632
204,503	Primoris Services Corp.	3,614,530	6,693,383
		5,022,360	9,922,015
	Business Services — 9.9%
86,172	ABM Industries Inc.	4,152,698	3,447,742
363,949	ADTRAN Holdings Inc.	3,588,944	2,995,300
85,959	Cass Information Systems Inc.	3,411,676	3,201,973
109,802	EVERTEC Inc.	3,831,346	4,082,438
190,265	Heartland Express Inc.	2,731,538	2,794,993
214,965	Outfront Media Inc., REIT	5,443,591	2,171,146
148,468	Plymouth Industrial REIT Inc.	3,302,634	3,110,405
140,406	STAG Industrial Inc., REIT	3,803,812	4,845,411
		30,266,239	26,649,408
	Computer Software and Services — 1.1%
58,270	Progress Software Corp.	2,653,365	3,063,837

	Consumer Products — 4.1%
115,032	Kontoor Brands Inc.	2,709,000	5,051,055
78,008	Spectrum Brands Holdings Inc.	4,296,903	6,111,927
		7,005,903	11,162,982
	Consumer Services — 1.3%
113,097	National Storage Affiliates Trust, REIT	3,549,136	3,589,699

	Diversified Industrial — 10.5%
58,758	Crane NXT Co.	2,740,876	3,265,182
27,467	EnPro Industries Inc.	2,712,705	3,328,726
44,805	Esab Corp.	1,857,084	3,146,207
90,018	Griffon Corp.	2,079,392	3,571,014
112,538	Hillenbrand Inc.	2,195,940	4,761,483
77,256	Olin Corp.	981,613	3,861,255
111,111	Spirit AeroSystems Holdings Inc., Cl. A	4,216,808	1,793,331
91,538	VSE Corp.	3,871,065	4,617,177
		20,655,483	28,344,375
Shares		Cost	Market Value
	Electronics — 1.2%
42,616	Dolby Laboratories Inc., Cl. A	$2,808,365	$3,377,744

	Energy and Utilities — 18.2%
68,217	ALLETE Inc.	2,714,367	3,601,858
115,313	Argan Inc.	4,648,585	5,249,048
190,660	Atlantica Sustainable Infrastructure plc	3,154,014	3,641,606
122,960	Atlas Energy Solutions Inc., Cl. A	2,302,392	2,733,401
56,439	Black Hills Corp.	3,199,040	2,855,249
138,038	ChampionX Corp.	3,022,782	4,916,913
28,192	Chord Energy Corp.	1,673,284	4,569,077
65,824	International Seaways Inc.	1,194,815	2,962,080
300,164	Primo Water Corp.	3,843,442	4,142,263
57,977	Southwest Gas Holdings Inc.	3,592,990	3,502,390
397,243	TechnipFMC plc	2,655,897	8,079,923
102,395	Zurn Elkay Water Solutions Corp.	2,180,514	2,869,108
		34,182,122	49,122,916
	Equipment and Supplies — 2.4%
946,894	Ardagh Metal Packaging SA	4,164,234	2,963,778
71,237	Cactus Inc., Cl. A	2,102,853	3,576,810
		6,267,087	6,540,588
	Financial Services — 17.1%
124,988	Air Lease Corp.	3,355,222	4,925,777
259,895	Alpine Income Property Trust Inc., REIT	4,584,793	4,251,882
149,299	Brightsphere Investment Group Inc.	1,416,262	2,894,908
141,560	Enact Holdings Inc.	2,770,410	3,854,679
196,639	Global Net Lease Inc., REIT	1,906,722	1,889,701
96,553	Hilltop Holdings Inc.	2,817,889	2,738,243
159,040	James River Group Holdings Ltd.	4,766,438	2,441,264
289,887	Macatawa Bank Corp.	2,956,712	2,597,388
164,965	Pacific Premier Bancorp Inc.	3,433,396	3,589,638
183,950	Silvercrest Asset Management Group Inc., Cl. A	2,007,540	2,919,287
60,251	SouthState Corp.	5,069,155	4,058,507
88,417	Synovus Financial Corp.	2,103,078	2,457,993
136,471	Victory Capital Holdings Inc., Cl. A	4,534,390	4,549,943
183,972	Virtu Financial Inc., Cl. A	4,218,374	3,177,196
		45,940,381	46,346,406
	Health Care — 9.4%
255,018	CareTrust REIT Inc.	3,085,028	5,227,869
6,331	Chemed Corp.	2,189,961	3,290,221
117,430	Embecta Corp.	3,502,475	1,767,322
345,920	Global Medical REIT Inc.	3,651,245	3,102,902
122,560	Perrigo Co. plc	5,444,281	3,915,792
115,342	Premier Inc., Cl. A	3,875,833	2,479,853
59,595	The Ensign Group Inc.	1,049,624	5,538,163
		22,798,447	25,322,122
	Hotels and Gaming — 0.9%
24,202	Marriott Vacations Worldwide Corp.	2,252,515	2,435,447

See accompanying notes to financial statements.

KEELEY Small Cap Dividend Value Fund

Schedule of Investments (Continued) — September 30, 2023

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	Metals and Mining — 1.2%
42,665	Kaiser Aluminum Corp.	$1,167,167	$3,210,968

	Paper and Forest Products — 0.9%
276,418	Mercer International Inc.	3,116,846	2,371,666

	Retail — 3.7%
45,911	Jack in the Box Inc.	3,555,285	3,170,614
20,185	Penske Automotive Group Inc.	354,883	3,372,106
146,035	Shoe Carnival Inc.	3,488,350	3,509,221
		7,398,518	10,051,941
	TOTAL COMMON STOCKS	228,069,627	266,245,116
Principal			Market
Amount		Cost	Value
	U.S. GOVERNMENT OBLIGATIONS — 1.5%
$4,225,000	U.S. Treasury Bills,
	5.337% to 5.387%†, 11/02/23 to 12/28/23	$4,179,623	$4,180,307

	TOTAL INVESTMENTS — 100.0%	$232,249,250	270,425,423

	Other Assets and Liabilities (Net) — (0.0)%		(77,413)

	NET ASSETS — 100.0%		$270,348,010

†	Represents annualized yields at dates of purchase.

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

KEELEY Small-Mid Cap Value Fund

Schedule of Investments — September 30, 2023

			Market
Shares		Cost	Value
	COMMON STOCKS — 97.4%
	Banking — 2.5%
15,846	Columbia Banking System Inc.	$453,692	$321,674
4,776	Wintrust Financial Corp.	221,754	360,588
		675,446	682,262
	Broadcasting — 1.2%
2,176	Nexstar Media Group Inc.	114,177	311,973

	Building and Construction — 5.5%
5,132	Fortune Brands Innovations Inc.	133,105	319,005
9,387	Knife River Corp.†	322,342	458,367
14,064	Summit Materials Inc., Cl. A†	459,417	437,953
10,210	Tri Pointe Homes Inc.†	129,155	279,244
		1,044,019	1,494,569
	Business Services — 6.7%
5,318	Howard Hughes Holdings Inc.†	427,915	394,223
3,850	Lamar Advertising Co., Cl. A, REIT	158,467	321,359
20,776	Outfront Media Inc., REIT	337,884	209,838
14,474	Vontier Corp.	408,127	447,536
2,265	WEX Inc.†	75,490	426,024
		1,407,883	1,798,980
	Communication Services — 0.7%
10,204	RXO Inc.†	173,474	201,325

	Computer Software and Services — 4.1%
26,744	N-able Inc.†	361,978	344,998
7,500	NCR Corp.†	204,255	202,275
3,828	TD SYNNEX Corp.	318,057	382,264
7,884	Verint Systems Inc.†	155,982	181,253
		1,040,272	1,110,790
	Consumer Products — 8.0%
4,733	Brunswick Corp.	246,157	373,907
5,802	Hasbro Inc.	361,112	383,744
9,704	Kontoor Brands Inc.	159,707	426,102
4,570	PVH Corp.	327,568	349,651
8,059	Spectrum Brands Holdings Inc.	429,807	631,423
		1,524,351	2,164,827
	Containers and Packaging — 1.0%
85,898	Ardagh Metal Packaging SA	361,741	268,861

	Diversified Industrial — 11.3%
1,659	Chart Industries Inc.†	50,487	280,570
4,895	Crane Co.	299,316	434,872
4,895	Crane NXT Co.	161,155	272,015
6,549	Esab Corp.	329,401	459,871
8,958	GXO Logistics Inc.†	485,041	525,387
5,750	Hillenbrand Inc.	279,754	243,282
3,464	ITT Inc.	61,814	339,160
9,443	nVent Electric plc	229,488	500,385
		1,896,456	3,055,542
	Energy and Utilities — 17.0%
16,423	Atlantica Sustainable Infrastructure plc	478,965	313,679
11,522	ChampionX Corp.	186,380	410,414
3,485	Chesapeake Energy Corp.	175,762	300,512
2,329	Chord Energy Corp.	137,707	377,461
			Market
Shares		Cost	Value
6,086	Evergy Inc.	$339,112	$308,560
6,150	International Seaways Inc.	74,610	276,750
21,000	MDU Resources Group Inc.	329,128	411,180
11,280	NRG Energy Inc.	104,912	434,506
25,760	Primo Water Corp.	337,117	355,488
5,781	Southwest Gas Holdings Inc.	350,433	349,230
37,351	TechnipFMC plc	277,269	759,719
10,235	Zurn Elkay Water Solutions Corp.	217,958	286,785
		3,009,353	4,584,284
	Entertainment — 0.8%
5,820	Atlanta Braves Holdings Inc., Cl. C†	210,991	207,949

	Financial Services — 14.7%
10,855	Air Lease Corp.	215,898	427,796
10,745	Amerant Bancorp Inc.	180,392	187,393
18,939	Brightsphere Investment Group Inc.	280,777	367,227
17,641	Enact Holdings Inc.	350,482	480,365
19,202	Equitable Holdings Inc.	382,547	545,145
15,818	FS KKR Capital Corp.	242,812	311,456
5,624	Popular Inc.	305,520	354,368
4,853	SouthState Corp.	261,700	326,898
11,384	Synovus Financial Corp.	343,826	316,475
19,037	Virtu Financial Inc., Cl. A	456,808	328,769
4,652	Voya Financial Inc.	114,449	309,125
		3,135,211	3,955,017
	Food and Beverage — 3.7%
3,359	Kellanova	203,050	199,894
3,571	Lamb Weston Holdings Inc.	105,130	330,175
7,133	Molson Coors Beverage Co., Cl. B	318,157	453,587
		626,337	983,656
	Health Care — 9.8%
22,283	CareTrust REIT Inc.	285,307	456,801
3,936	Embecta Corp.	115,102	59,237
5,447	Enovis Corp.†	397,253	287,220
9,296	Fortrea Holdings Inc.†	276,261	265,773
1,067	Laboratory Corp. of America Holdings	103,566	214,520
15,786	Organon & Co.	472,057	274,045
11,438	Perrigo Co. plc	514,957	365,444
4,800	The Ensign Group Inc.	203,159	446,064
30,014	Zimvie Inc.†	518,808	282,432
		2,886,470	2,651,536
	Hotels and Gaming — 3.7%
7,510	Gaming and Leisure Properties Inc., REIT	188,945	342,081
10,030	VICI Properties Inc., REIT	193,501	291,873
5,210	Wyndham Hotels & Resorts Inc.	316,756	362,303
		699,202	996,257
	Metals and Mining — 1.2%
4,426	Kaiser Aluminum Corp.	198,788	333,101

	Retail — 3.0%
9,189	Bath & Body Works Inc.	386,449	310,588

See accompanying notes to financial statements.

KEELEY Small-Mid Cap Value Fund

Schedule of Investments (Continued) — September 30, 2023

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	Retail (Continued)
2,097	Penske Automotive Group Inc.	$33,858	$350,325
8,418	Victoria’s Secret & Co.†	428,965	140,412
		849,272	801,325
	Specialty Chemicals — 2.5%
3,774	Ashland Inc.	17,234	308,260
11,713	Valvoline Inc.	111,020	377,627
		128,254	685,887
	TOTAL COMMON STOCKS	19,981,697	26,288,141

	WARRANTS — 0.0%
	Energy and Utilities — 0.0%
7,970	Electriq Power Holdings Inc.,
	expire 01/25/28†	5,010	227
			Market
Shares		Cost	Value
	Financial Services — 0.0%
7,906	Anzu Special Acquisition Corp. I,
	expire 12/31/27†	$6,407	$672

	TOTAL WARRANTS	11,417	899

Principal
Amount
	U.S. GOVERNMENT OBLIGATIONS — 2.6%
$700,000	U.S. Treasury Bills, 5.364% to 5.379%††,
	12/07/23 to 12/28/23	692,139	692,237

	TOTAL INVESTMENTS — 100.0%	$20,685,253	26,981,277

	Other Assets and Liabilities (Net) — (0.0)%		(8,651)

	NET ASSETS — 100.0%		$26,972,626

†	Non-income producing security.
††	Represents annualized yields at dates of purchase.

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

KEELEY Mid Cap Dividend Value Fund

Schedule of Investments — September 30, 2023

			Market
Shares		Cost	Value
	COMMON STOCKS — 98.9%
	Automotive: Parts and Accessories — 3.0%
27,516	Allison Transmission Holdings Inc.	$1,025,314	$1,625,095
17,415	Autoliv Inc.	1,195,184	1,680,199
		2,220,498	3,305,294
	Broadcasting — 1.1%
8,645	Nexstar Media Group Inc.	809,897	1,239,434

	Building and Construction — 4.3%
20,192	Fortune Brands Innovations Inc.	816,753	1,255,135
28,390	KB Home	525,669	1,313,889
21,480	Knife River Corp.†	747,033	1,048,868
5,183	Vulcan Materials Co.	527,558	1,047,070
		2,617,013	4,664,962
	Business Services — 4.2%
20,573	Lamar Advertising Co.,
	Cl. A, REIT	1,358,143	1,717,228
18,010	Omnicom Group Inc.	1,416,718	1,341,385
45,144	STAG Industrial Inc., REIT	1,382,275	1,557,920
		4,157,136	4,616,533
	Computer Software and Services — 3.1%
105,758	Gen Digital Inc.	2,057,575	1,869,802
15,276	TD SYNNEX Corp.	1,283,250	1,525,461
		3,340,825	3,395,263
	Consumer Products — 4.3%
23,194	Brunswick Corp.	1,154,959	1,832,326
14,464	Columbia Sportswear Co.	1,079,435	1,071,782
27,034	Hasbro Inc.	1,552,130	1,788,029
		3,786,524	4,692,137
	Consumer Services — 1.4%
24,099	Equity LifeStyle Properties Inc., REIT	899,982	1,535,347

	Containers and Packaging — 0.9%
330,907	Ardagh Metal Packaging SA	1,359,713	1,035,739

	Diversified Industrial — 9.8%
16,356	Cabot Corp.	1,111,582	1,132,980
18,418	Crane Co.	1,193,141	1,636,255
23,937	Crane NXT Co.	949,802	1,330,179
15,581	ITT Inc.	592,052	1,525,536
24,737	Jabil Inc.	1,259,532	3,138,878
37,945	nVent Electric plc	854,126	2,010,705
		5,960,235	10,774,533
	Electronics — 4.6%
6,771	Agilent Technologies Inc.	265,727	757,133
12,581	Dolby Laboratories Inc., Cl. A	617,977	997,170
16,444	Skyworks Solutions Inc.	1,591,786	1,621,214
11,458	WESCO International Inc.	1,662,695	1,647,890
		4,138,185	5,023,407
	Energy and Utilities — 15.6%
20,748	Black Hills Corp.	1,202,138	1,049,641
48,118	ChampionX Corp.	1,065,677	1,713,963
17,198	Chesapeake Energy Corp.	876,918	1,482,984
11,826	Diamondback Energy Inc.	579,569	1,831,611
26,094	Evergy Inc.	1,363,392	1,322,966
42,452	Exelon Corp.	1,826,277	1,604,261
84,390	MDU Resources Group Inc.	1,570,472	1,652,356
			Market
Shares		Cost	Value
41,849	NRG Energy Inc.	$895,050	$1,612,023
4,749	Pioneer Natural Resources Co.	247,320	1,090,133
23,232	Southwest Gas Holdings Inc.	1,438,371	1,403,445
49,038	UGI Corp.	1,536,417	1,127,874
8,787	Valero Energy Corp.	304,933	1,245,206
		12,906,534	17,136,463
	Equipment and Supplies — 1.1%
16,134	The Timken Co.	966,809	1,185,688

	Financial Services — 15.5%
40,483	Air Lease Corp.	908,477	1,595,435
3,478	Ameriprise Financial Inc.	295,243	1,146,627
3,529	Arthur J. Gallagher & Co.	121,440	804,365
45,527	Columbia Banking System Inc.	1,270,788	924,198
22,167	Comerica Inc.	1,166,815	921,039
14,550	Discover Financial Services	639,995	1,260,467
60,508	Equitable Holdings Inc.	1,197,266	1,717,822
21,324	Popular Inc.	1,160,362	1,343,625
21,324	Prosperity Bancshares Inc.	1,342,990	1,163,864
6,193	Reinsurance Group of America Inc.	535,255	899,162
18,267	SouthState Corp.	1,002,182	1,230,465
41,868	Synovus Financial Corp.	1,378,629	1,163,930
73,900	Virtu Financial Inc., Cl. A	1,628,579	1,276,253
23,481	Voya Financial Inc.	836,291	1,560,312
		13,484,312	17,007,564
	Food and Beverage — 4.7%
30,409	Conagra Brands Inc.	811,230	833,815
13,786	Kellanova	833,359	820,405
14,225	Lamb Weston Holdings Inc.	372,721	1,315,243
33,854	Molson Coors Beverage Co., Cl. B	1,542,593	2,152,776
		3,559,903	5,122,239
	Health Care — 7.9%
3,097	Chemed Corp.	1,239,878	1,609,511
20,364	Embecta Corp.	635,457	306,478
22,777	Encompass Health Corp.	1,127,239	1,529,703
33,190	Organon & Co.	1,017,743	576,179
45,380	Perrigo Co. plc	2,028,825	1,449,891
21,296	The Ensign Group Inc.	1,732,915	1,979,037
9,797	Universal Health Services Inc., Cl. B	1,129,442	1,231,777
		8,911,499	8,682,576
	Hotels and Gaming — 3.3%
7,855	Marriott Vacations Worldwide Corp.	484,382	790,449
57,626	VICI Properties Inc., REIT	1,105,854	1,676,916
16,568	Wyndham Hotels & Resorts Inc.	736,236	1,152,139
		2,326,472	3,619,504
	Machinery — 3.7%
15,843	BWX Technologies Inc.	755,697	1,187,908
19,160	Oshkosh Corp.	1,445,194	1,828,439
7,672	Regal Rexnord Corp.	1,148,361	1,096,175
		3,349,252	4,112,522

See accompanying notes to financial statements.

KEELEY Mid Cap Dividend Value Fund

Schedule of Investments (Continued) — September 30, 2023

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	Metals and Mining — 1.5%
12,392	Franco-Nevada Corp.	$1,021,474	$1,654,208

	Real Estate — 0.6%
29,967	Highwoods Properties Inc.,
	REIT	1,174,029	617,620

	Retail — 3.4%
79,957	Brixmor Property Group Inc., REIT	1,168,270	1,661,507
19,585	PVH Corp.	1,594,292	1,498,448
35,352	Victoria’s Secret & Co.†	2,084,714	589,671
		4,847,276	3,749,626
	Specialty Chemicals — 4.9%
10,078	Ashland Inc.	753,595	823,171
11,597	FMC Corp.	510,895	776,651
30,922	Olin Corp.	376,355	1,545,482
14,278	RPM International Inc.	681,345	1,353,697
25,932	Valvoline Inc.	293,776	836,048
		2,615,966	5,335,049
	TOTAL COMMON STOCKS	84,453,534	108,505,708
Principal			Market
Amount		Cost	Value
	U.S. GOVERNMENT OBLIGATIONS — 1.1%
$1,205,000	U.S. Treasury Bill,
	5.373%††, 12/14/23	$1,191,862	$1,192,039

	TOTAL INVESTMENTS — 100.0%	$85,645,396	109,697,747

	Other Assets and Liabilities (Net) — 0.0%		44,715

	NET ASSETS — 100.0%		$109,742,462

†	Non-income producing security.
††	Represents annualized yield at date of purchase.

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

KEELEY Funds

Statements of Assets and Liabilities

September 30, 2023

	Small Cap Dividend Value Fund	Small-Mid Cap Value Fund	Mid Cap Dividend Value Fund
Assets:
Investments, at value (Cost $232,249,250, $20,685,253, and $85,645,396, respectively)	$270,425,423	$26,981,277	$109,697,747
Cash	—	3,228	—
Receivable for Fund shares sold	13,300	67	277
Receivable from Adviser	46,228	7,317	20,509
Dividends and interest receivable	376,378	35,054	168,029
Prepaid expenses	52,025	26,294	40,537
Total Assets	270,913,354	27,053,237	109,927,099
Liabilities:
Payable to bank	12,676	—	24,823
Payable for Fund shares redeemed	120,247	5,035	10,626
Payable for investment advisory fees	229,982	22,850	84,093
Payable for distribution fees	33,177	2,189	2,560
Payable for accounting fees	2,454	1,451	149
Payable for legal and audit fees	42,714	30,954	31,766
Payable for shareholder communications expenses	60,356	10,811	15,946
Payable for shareholder services fees	44,335	4,607	8,478
Payable for chief compliance officer compensation	5,485	903	1,114
Other accrued expenses	13,918	1,811	5,082
Total Liabilities	565,344	80,611	184,637
Net Assets	$270,348,010	$26,972,626	$109,742,462

Net Assets Consist of:
Paid-in capital	$226,739,498	$18,751,271	$81,750,574
Total distributable earnings	43,608,512	8,221,355	27,991,888
Net Assets	$270,348,010	$26,972,626	$109,742,462

Shares of Capital Stock, each at $0.0001 par value:
Class A:
Net assets	$156,053,727	$10,295,760	$11,617,293
Capital Shares outstanding	10,602,198	1,236,524	453,941
Net Asset Value and redemption price per share (500,000,000 shares authorized)	$14.72	$8.33	$25.59
Maximum offering price per share (NAV ÷ 0.9550, based on maximum sales charge of 4.50% of the offering price)	$15.41	$8.72	$26.80
Class I:
Net assets	$114,294,283	$16,676,866	$98,125,169
Capital Shares outstanding	7,761,285	1,927,524	3,844,003
Net Asset Value, offering, and redemption price per share (100,000,000 shares authorized)	$14.73	$8.65	$25.53

See accompanying notes to financial statements.

KEELEY Funds

Statements of Operations

For the Year Ended September 30, 2023

	Small Cap Dividend Value Fund	Small-Mid Cap Value Fund	Mid Cap Dividend Value Fund
Investment Income:
Dividends (net of foreign withholding taxes of $50,921, $6,370, and $24,693, respectively)	$8,702,682	$719,425	$2,948,456
Interest	286,217	30,515	104,521
Total Investment Income	8,988,899	749,940	3,052,977

Expenses:
Investment advisory fees	3,021,928	297,695	1,060,852
Distribution fees - Class A	432,229	28,006	32,605
Accounting fees	75,548	7,443	29,468
Custodian fees	23,119	6,523	10,078
Legal and audit fees	71,230	28,630	39,225
Chief compliance officer compensation	60,933	6,358	22,710
Registration expenses	42,077	35,062	36,190
Shareholder communications expenses	76,347	20,885	27,430
Shareholder services fees	278,612	33,923	81,759
Directors’ fees	103,708	10,280	40,520
Interest expense	—	266	—
Miscellaneous expenses	35,025	11,383	19,584
Total Expenses	4,220,756	486,454	1,400,421

Less:
Fees waived or expenses reimbursed by Adviser (See Note 3)	(645,723)	(118,809)	(248,028)
Net Expenses	3,575,033	367,645	1,152,393
Net Investment Income	5,413,866	382,295	1,900,584

Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain on investments	10,257,503	2,188,853	4,504,511
Net change in unrealized appreciation/depreciation: on investments	16,798,115	2,670,025	8,129,017
Net Realized and Unrealized Gain/(Loss) on Investments	27,055,618	4,858,878	12,633,528
Net Increase in Net Assets Resulting from Operations	$32,469,484	$5,241,173	$14,534,112

See accompanying notes to financial statements.

KEELEY Funds

Statements of Changes in Net Assets

For the Year Ended September 30,

	Small Cap Dividend Value Fund		Small-Mid Cap Value Fund		Mid Cap Dividend Value Fund
	2023	2022	2023	2022	2023	2022
Operations:
Net investment income	$5,413,866	$5,560,141	$382,295	$313,249	$1,900,584	$1,883,061
Net realized gain on investments	10,257,503	33,904,736	2,188,853	4,998,332	4,504,511	8,613,559
Net change in unrealized appreciation/ depreciation on investments	16,798,115	(78,437,614)	2,670,025	(11,984,655)	8,129,017	(20,974,613)
Net Increase/(Decrease) in Net Assets Resulting from Operations	32,469,484	(38,972,737)	5,241,173	(6,673,074)	14,534,112	(10,477,993)

Distributions to Shareholders:
Accumulated earnings
Class A	(23,455,514)	(24,859,390)	(1,477,891)	(3,449,755)	(563,143)	(176,883)
Class I	(18,208,247)	(20,594,995)	(2,575,791)	(7,203,314)	(4,835,787)	(1,857,451)
Total Distributions to Shareholders	(41,663,761)	(45,454,385)	(4,053,682)	(10,653,069)	(5,398,930)	(2,034,334)

Capital Share Transactions:
Proceeds from shares issued
Class A	4,102,953	5,219,993	169,424	116,123	703,190	196,572
Class I	7,969,454	8,366,286	449,156	683,743	2,961,201	4,097,441
	12,072,407	13,586,279	618,580	799,866	3,664,391	4,294,013
Proceeds from reinvestment of distributions
Class A	22,578,847	23,874,106	1,466,428	3,409,566	496,013	155,577
Class I	18,023,453	20,375,835	2,567,671	7,174,338	4,819,968	1,853,609
	40,602,300	44,249,941	4,034,099	10,583,904	5,315,981	2,009,186
Cost of shares redeemed
Class A	(27,604,849)	(28,259,616)	(2,120,001)	(2,191,989)	(3,424,767)	(1,354,147)
Class I	(32,616,859)	(34,422,664)	(6,449,780)	(9,207,422)	(14,465,280)	(14,755,292)
	(60,221,708)	(62,682,280)	(8,569,781)	(11,399,411)	(17,890,047)	(16,109,439)
Net Decrease in Net Assets from Capital Share Transactions	(7,547,001)	(4,846,060)	(3,917,102)	(15,641)	(8,909,675)	(9,806,240)

Net Increase/(Decrease) in Net Assets	(16,741,278)	(89,273,182)	(2,729,611)	(17,341,784)	225,507	(22,318,567)

Net Assets:
Beginning of year	287,089,288	376,362,470	29,702,237	47,044,021	109,516,955	131,835,522
End of year	$270,348,010	$287,089,288	$26,972,626	$29,702,237	$109,742,462	$109,516,955

See accompanying notes to financial statements.

KEELEY Funds

Financial Highlights

Selected data for a common share of capital stock outstanding throughout each year:

	Year Ended September 30,
Small Cap Dividend Value Fund	2023	2022	2021	2020	2019
Class A
Net Asset Value, Beginning of Year	$15.32	$19.71	$12.84	$15.86	$18.91
Income from Investment Operations:
Net Investment Income(a)	0.27	0.27	0.18	0.21	0.32
Net Realized and Unrealized Gain/(Loss) on Investments	1.40	(2.27)	6.90	(2.97)	(1.44)
Total from Investment Operations	1.67	(2.00)	7.08	(2.76)	(1.12)

Distributions:
Net Investment Income	(0.33)	(0.29)	(0.21)	(0.26)	(0.30)
Net Realized Gain on Investments	(1.94)	(2.10)	—	—	(0.60)
Return of Capital	—	—	—	—	(1.03)
Total Distributions	(2.27)	(2.39)	(0.21)	(0.26)	(1.93)
Net Asset Value, End of Year	$14.72	$15.32	$19.71	$12.84	$15.86
Total Return †	10.67%	(12.13)%	55.27%	(17.35)%	(5.67)%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Year (in 000’s)	$156,054	$162,428	$208,680	$157,732	$254,329
Net Investment Income	1.68%	1.46%	0.98%	1.49%	2.04%
Operating Expenses Net of Waivers/Credits/Reimbursements/Reductions	1.29%	1.29%	1.29%	1.29%	1.29%
Operating Expenses Before Waivers/Credits/Reimbursements/Reductions	1.50%	1.48%	1.47%	1.52%	1.45%
Portfolio Turnover Rate	21%	28%	26%	21%	71%
Class I
Net Asset Value, Beginning of Year	$15.31	$19.75	$12.87	$15.89	$18.94
Income from Investment Operations:
Net Investment Income(a)	0.31	0.31	0.23	0.25	0.35
Net Realized and Unrealized Gain/(Loss) on Investments	1.41	(2.27)	6.91	(2.97)	(1.43)
Total from Investment Operations	1.72	(1.96)	7.14	(2.72)	(1.08)

Distributions:
Net Investment Income	(0.36)	(0.38)	(0.26)	(0.30)	(0.34)
Net Realized Gain on Investments	(1.94)	(2.10)	—	—	(0.60)
Return of Capital	—	—	—	—	(1.03)
Total Distributions	(2.30)	(2.48)	(0.26)	(0.30)	(1.97)
Net Asset Value, End of Year	$14.73	$15.31	$19.75	$12.87	$15.89
Total Return †	11.03%	(11.97)%	55.60%	(17.08)%	(5.42)%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Year (in 000’s)	$114,294	$124,661	$167,682	$115,528	$184,944
Net Investment Income	1.94%	1.70%	1.22%	1.75%	2.17%
Operating Expenses Net of Waivers/Credits/Reimbursements/Reductions	1.04%	1.04%	1.04%	1.04%	1.04%
Operating Expenses Before Waivers/Credits/Reimbursements/Reductions	1.25%	1.23%	1.22%	1.27%	1.23%
Portfolio Turnover Rate	21%	28%	26%	21%	71%

†	Total return represents aggregate total return of a hypothetical investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect the applicable sales charges.
(a)	Per share amounts have been calculated using the average shares outstanding method.

See accompanying notes to financial statements.

KEELEY Funds

Financial Highlights (Continued)

Selected data for a common share of capital stock outstanding throughout each year:

	Year Ended September 30,
Small-Mid Cap Value Fund	2023	2022	2021	2020	2019
Class A
Net Asset Value, Beginning of Year	$8.15	$12.97	$8.84	$12.38	$14.55
Income from Investment Operations:
Net Investment Income(a)	0.10	0.07	0.07	0.04	0.06
Net Realized and Unrealized Gain/(Loss) on Investments	1.29	(1.80)	4.64	(1.40)	(0.76)
Total from Investment Operations	1.39	(1.73)	4.71	(1.36)	(0.70)

Distributions:
Net Investment Income	(0.07)	(0.06)	(0.03)	(0.07)	(0.03)
Net Realized Gain on Investments	(1.14)	(3.03)	(0.55)	(2.11)	(1.44)
Total Distributions	(1.21)	(3.09)	(0.58)	(2.18)	(1.47)
Net Asset Value, End of Year	$8.33	$8.15	$12.97	$8.84	$12.38
Total Return †	17.95%	(18.80)%	54.70%	(14.91)%	(4.11)%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Year (in 000’s)	$10,296	$10,407	$14,943	$11,515	$23,125
Net Investment Income	1.12%	0.63%	0.59%	0.43%	0.48%
Operating Expenses Net of Waivers/Credits/Reimbursements/Reductions	1.39%	1.39%	1.39%	1.39%	1.40%
Operating Expenses Before Waivers/Credits/Reimbursements/Reductions	1.79%	1.69%	1.63%	1.68%	1.53%
Portfolio Turnover Rate	17%	33%	37%	21%	26%
Class I
Net Asset Value, Beginning of Year	$8.47	$13.37	$9.10	$12.69	$14.88
Income from Investment Operations:
Net Investment Income(a)	0.12	0.09	0.10	0.07	0.09
Net Realized and Unrealized Gain/(Loss) on Investments	1.34	(1.86)	4.78	(1.44)	(0.77)
Total from Investment Operations	1.46	(1.77)	4.88	(1.37)	(0.68)

Distributions:
Net Investment Income	(0.10)	(0.10)	(0.06)	(0.11)	(0.07)
Net Realized Gain on Investments	(1.18)	(3.03)	(0.55)	(2.11)	(1.44)
Total Distributions	(1.28)	(3.13)	(0.61)	(2.22)	(1.51)
Net Asset Value, End of Year	$8.65	$8.47	$13.37	$9.10	$12.69
Total Return †	18.18%	(18.61)%	55.08%	(14.69)%	(3.87)%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Year (in 000’s)	$16,677	$19,295	$32,101	$25,555	$43,060
Net Investment Income	1.38%	0.87%	0.83%	0.68%	0.71%
Operating Expenses Net of Waivers/Credits/Reimbursements/Reductions	1.14%	1.14%	1.14%	1.14%	1.15%
Operating Expenses Before Waivers/Credits/Reimbursements/Reductions	1.54%	1.44%	1.38%	1.43%	1.28%
Portfolio Turnover Rate	17%	33%	37%	21%	26%

†	Total return represents aggregate total return of a hypothetical investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect the applicable sales charges.
(a)	Per share amounts have been calculated using the average shares outstanding method.

See accompanying notes to financial statements.

KEELEY Funds

Financial Highlights (Continued)

Selected data for a common share of capital stock outstanding throughout each year:

	Year Ended September 30,
Mid Cap Dividend Value Fund	2023	2022	2021	2020	2019
Class A
Net Asset Value, Beginning of Year	$23.68	$26.40	$19.10	$22.60	$23.94
Income from Investment Operations:
Net Investment Income(a)	0.37	0.34	0.18	0.26	0.29
Net Realized and Unrealized Gain/(Loss) on Investments	2.69	(2.73)	7.35	(3.26)	(0.67)
Total from Investment Operations	3.06	(2.39)	7.53	(3.00)	(0.38)

Distributions:
Net Investment Income	(0.40)	(0.33)	(0.23)	(0.31)	(0.32)
Net Realized Gain on Investments	(0.75)	—	—	(0.18)	(0.64)
Return of Capital	—	—	—	(0.01)	—
Total Distributions	(1.15)	(0.33)	(0.23)	(0.50)	(0.96)
Net Asset Value, End of Year	$25.59	$23.68	$26.40	$19.10	$22.60
Total Return †	12.98%	(9.17)%	39.48%	(13.38)%	(1.45)%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Year (in 000’s)	$11,617	$12,752	$15,163	$12,611	$18,260
Net Investment Income	1.39%	1.23%	0.73%	1.25%	1.31%
Operating Expenses Net of Waivers/Credits/Reimbursements/Reductions	1.20%	1.20%	1.20%	1.20%	1.21	%(b)
Operating Expenses Before Waivers/Credits/Reimbursements/Reductions	1.41%	1.40%	1.38%	1.40%	1.38%
Portfolio Turnover Rate	15%	14%	21%	22%	22%
Class I
Net Asset Value, Beginning of Year	$23.62	$26.39	$19.09	$22.59	$23.94
Income from Investment Operations:
Net Investment Income(a)	0.43	0.40	0.25	0.31	0.35
Net Realized and Unrealized Gain/(Loss) on Investments	2.70	(2.72)	7.34	(3.26)	(0.69)
Total from Investment Operations	3.13	(2.32)	7.59	(2.95)	(0.34)

Distributions:
Net Investment Income	(0.47)	(0.45)	(0.29)	(0.36)	(0.37)
Net Realized Gain on Investments	(0.75)	—	—	(0.18)	(0.64)
Return of Capital	—	—	—	(0.01)	—
Total Distributions	(1.22)	(0.45)	(0.29)	(0.55)	(1.01)
Net Asset Value, End of Year	$25.53	$23.62	$26.39	$19.09	$22.59
Total Return †	13.29%	(8.96)%	39.84%	(13.15)%	(1.24)%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Year (in 000’s)	$98,125	$96,765	$116,673	$101,482	$157,557
Net Investment Income	1.64%	1.48%	0.98%	1.51%	1.57%
Operating Expenses Net of Waivers/Credits/Reimbursements/Reductions	0.95%	0.95%	0.95%	0.95%	0.96	%(b)
Operating Expenses Before Waivers/Credits/Reimbursements/Reductions	1.16%	1.15%	1.13%	1.15%	1.13%
Portfolio Turnover Rate	15%	14%	21%	22%	22%

†	Total return represents aggregate total return of a hypothetical investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect the applicable sales charges.
(a)	Per share amounts have been calculated using the average shares outstanding method.
(b)	The Fund incurred tax expense during the year ended September 30, 2019. If the tax expense had not been incurred, the ratios of operating expenses to average net assets would have been 1.20% (Class A) and 0.95% (Class I), respectively.

See accompanying notes to financial statements.

KEELEY Funds, Inc.

Notes to Financial Statements

1. Organization. KEELEY Funds, Inc. (the Corporation) was organized on April 7, 2005 as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-ended investment company. The Corporation consists of three series, KEELEY Small Cap Dividend Value Fund (Small Cap Dividend Value Fund), KEELEY Small-Mid Cap Value Fund (Small-Mid Cap Value Fund), and KEELEY Mid Cap Dividend Value Fund (Mid Cap Dividend Value Fund) (each a Fund, and collectively, the Funds), each with two classes of shares: Class A and Class I.

The investment objectives of each Fund are as follows:

●	Small Cap Dividend Value Fund seeks to provide long term capital appreciation and current income through investments in equity securities with a small market capitalization and that currently pay, or are reasonably expected to pay, dividends to shareholders.

●	Small-Mid Cap Value Fund seeks to provide long term capital appreciation through investments in equity securities of companies with a small or mid-sized market capitalization.

●	Mid Cap Dividend Value Fund seeks to provide long term capital appreciation and current income through investments in equity securities of companies with a mid-sized market capitalization and that currently pay, or are reasonably expected to pay, dividends to shareholders.

2. Significant Accounting Policies. As an investment company, the Corporation follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Corporation in the preparation of its financial statements.

The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Funds, its ability to buy and sell fund investments at appropriate valuations, and its ability to achieve its investment objectives.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the Board) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Keeley-Teton Advisors, LLC (the Adviser). Investments in open-end investment companies are valued at each underlying Fund’s NAV per share as of the report date.

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price, unless the Board determines such amount does not reflect the security’s fair value, in which case the security will be fair valued as determined by the Board. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one or more dealers in the instrument in question by the Adviser.

Securities for which quotations are not readily available are valued by the Funds’ investment adviser, Keeley-Teton Advisors, LLC, at their respective fair values as determined in good faith pursuant to procedures adopted by the Corporation’s Board. For each investment that is fair valued, the Adviser takes into consideration, to the extent applicable, various factors, including, but not limited to, the financial condition of the company, comparable companies in the public market, the nature and duration of the cause for a quotation not being readily available and other relevant factors. Securities fair valued by the Adviser are indicated in the Schedules of Investments and are categorized as Level 2 or Level 3 in the fair value hierarchy depending on the observability of the inputs.

KEELEY Funds, Inc.

Notes to Financial Statements (Continued)

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Funds’ investments in securities by inputs used to value the Funds’ investments as of September 30, 2023 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 09/30/23
SMALL CAP DIVIDEND VALUE FUND
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks (a)	$266,245,116	—	—	$266,245,116
U.S. Government Obligations	—	$4,180,307	—	4,180,307
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$266,245,116	$4,180,307	—	$270,425,423

SMALL-MID CAP VALUE FUND
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks (a)	$26,288,141	—	—	$26,288,141
Warrants (a)	899	—	—	899
U.S. Government Obligations	—	$692,237	—	692,237
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$26,289,040	$692,237	—	$26,981,277

MID CAP DIVIDEND VALUE FUND
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks (a)	$108,505,708	—	—	$108,505,708
U.S. Government Obligations	—	$1,192,039	—	1,192,039
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$108,505,708	$1,192,039	—	$109,697,747

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Fund held no Level 3 investments at September 30, 2023 or September 30, 2022. The Fund’s policy is to recognize transfers among levels as of the beginning of the reporting period.

Additional Information to Evaluate Qualitative Information.

General. The Funds use recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of their securities, and use broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities

KEELEY Funds, Inc.

Notes to Financial Statements (Continued)

not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Investments in other Investment Companies. All Funds may invest, from time to time, in shares of other investment companies (or entities that would be considered investment companies but are excluded from the definition pursuant to certain exceptions under the 1940 Act) (the Acquired Funds) in accordance with the 1940 Act and related rules. Shareholders in these funds would bear the pro rata portion of the periodic expenses of the Acquired Funds in addition to the Funds’ expenses. During the fiscal year ended September 30, 2023, Small Cap Dividend Value Fund’s and Mid Cap Dividend Value Fund’s pro rata portion of the periodic expenses charged by the Acquired Funds was less than 1 basis point, and the Small-Mid Cap Value Fund’s pro rata portion was approximately 13 basis points.

Foreign Taxes. The Funds may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method or amortized to earliest call date, if applicable. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as a Fund becomes aware of such dividends. Upon notification from issuers, distributions received from a REIT may be redesignated as a reduction of cost of investments and/or realized gain.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences, and differing characterizations of distributions made by the Funds. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to the utilization of tax equalization and reversal of prior year Real Estate Investment Trust adjustments. These reclassifications, presented in the table below, have no impact on the NAVs of the Funds.

	Accumulated
	Earnings/	Paid-in
	(Losses)	Capital
Small-Mid Cap Value Fund	$(253,917)	$253,917
Mid Cap Dividend Value Fund	1	(1)

KEELEY Funds, Inc.

Notes to Financial Statements (Continued)

The tax character of distributions paid during the fiscal years ended September 30, 2023 and 2022 was as follows:

	Small Cap Dividend Value Fund		Small-Mid Cap Value Fund				Mid Cap Dividend Value Fund
	Year Ended		Year Ended				Year Ended
	September 30,		September 30,				September 30,
	2023	2022	2023		2022		2023	2022
Ordinary income (inclusive of short term capital gains)	$6,449,222	$6,322,537	$444,033		$1,827,830		$2,024,390	$2,034,284
Net long term capital gains	35,214,539	39,131,848	3,872,171		9,554,093		3,374,540	50
Total distributions paid	$41,663,761	$45,454,385	$4,316,204	*	$11,381,923	*	$5,398,930	$2,034,334

*	Total distributions paid differs from the Statement of Changes in Net Assets due to the utilization of equalization.

Provision for Income Taxes. The Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Funds to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of the Funds’ net investment company taxable income and net capital gains.

At September 30, 2023, the components of accumulated earnings/losses on a tax basis were as follows:

	Small Cap Dividend Value Fund	Small-Mid Cap Value Fund	Mid Cap Dividend Value Fund
Undistributed ordinary income (inclusive of short term capital gains)	$—	$345,591	$—
Undistributed long term capital gain	7,198,172	1,778,497	4,299,307
Unrealized appreciation	36,410,340	6,097,267	23,692,581
Total accumulated earnings	$43,608,512	$8,221,355	$27,991,888

At September 30, 2023, the temporary differences between book basis and tax basis unrealized appreciation/depreciation on investments was primarily due to deferral of losses from wash sales for tax purposes.

The following summarizes the tax cost of investments and the related net unrealized appreciation at September 30, 2023:

	Small Cap Dividend Value Fund	Small-Mid Cap Value Fund	Mid Cap Dividend Value Fund
Aggregate cost of investments	$234,015,083	$20,884,010	$86,005,167
Gross unrealized appreciation	$63,077,901	$8,253,404	$30,420,727
Gross unrealized depreciation	(26,667,561)	(2,156,137)	(6,728,146)
Net unrealized appreciation	$36,410,340	$6,097,267	$23,692,581

The Funds are required to evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Funds as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. During the fiscal year ended September 30, 2023, the Funds did not incur any income tax, interest, or penalties. As of September 30, 2023, the Adviser has reviewed all open tax years and concluded that there was no impact to the Funds’ net assets or results of operations. The Funds’ federal and state tax returns for the prior three fiscal years remain open, subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor the Funds’ tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreements and Other Transactions. The Corporation, on behalf of each Fund, has entered into an investment advisory agreement (the Agreement) with the Adviser, with whom certain officers and directors of the Corporation are affiliated, to furnish investment advisory services to that Fund. Under the terms of the Agreement, Small Cap Dividend Value Fund and Small-Mid Cap Value Fund each pay the Adviser a monthly fee at the annual rate of 1.00% of the Fund’s first

KEELEY Funds, Inc.

Notes to Financial Statements (Continued)

$350 million of average daily net assets, 0.90% for net assets greater than $350 million but less than $700 million, and 0.80% in excess of $700 million of the Fund’s average daily net assets. Mid Cap Dividend Value Fund pays the Adviser a monthly fee at the annual rate of 0.90% of the Fund’s first $700 million of average daily net assets and 0.80% for net assets greater than $700 million.

The Adviser has contractually agreed to waive a portion of its fees and/or reimburse expenses with respect to each Fund until February 28, 2024 (the Expense Cap Agreement), such that total expenses, exclusive of taxes, interest charges, dividend expenses incurred on securities that a Fund sells short, litigation expenses, other extraordinary expenses, and brokerage commissions and other charges relating to the purchase and sale of a Fund’s securities will not exceed the following amounts of average daily net assets of the respective Fund:

	Class A	Class I
Small Cap Dividend Value Fund	1.29%	1.04%
Small-Mid Cap Value Fund	1.39%	1.14%
Mid Cap Dividend Value Fund	1.20%	0.95%

Any reimbursements or fee waivers made by the Adviser to a Fund are subject to repayment by the Fund, to the extent that the Fund is able to make the repayment within its Expense Cap Agreement. However, the repayment of previously waived expenses is limited to amounts that do not cause the aggregate operating expenses of the Fund to exceed the current expense cap or the expense cap in place at the time the waiver was generated. The Adviser did not recoup any fees previously waived or reimbursed under the Expense Cap Agreement for the fiscal year ended September 30, 2023. The table below indicates the amount of fees contingently available for recoupment by the Adviser in future periods:

As of September 30, 2023, the cumulative unreimbursed amounts which may be recovered by the Adviser are as follows:

	For the year ended September 30, 2021, expiring September 30, 2024	For the year ended September 30, 2022, expiring September 30, 2025	For the year ended September 30, 2023, expiring September 30, 2026	Total
Small Cap Dividend Value Fund	$668,481	$676,027	$645,723	$1,990,231
Small-Mid Cap Value Fund	109,462	120,296	118,809	348,567
Mid Cap Dividend Value Fund	236,330	252,425	248,028	736,783

Any waiver or reimbursement is subject to later adjustment during the term of each Fund’s investment advisory agreement to allow Keeley-Teton to recoup amounts waived or reimbursed to the extent actual fees and expenses for a period are less than the expense limitation caps. Keeley-Teton, however, will only be entitled to recoup such amounts for a period of three years following the fiscal year in which such amount was waived or reimbursed.

4. Distribution Plan. The Corporation’s Board has adopted a Distribution Plan (the Plan) pursuant to Rule 12b-1 under the 1940 Act for the Funds’ Class A Shares. The Plan is designed to finance or assist in the financing of any activity primarily intended to result in the sale of Class A Shares by G.distributors, LLC (the Distributor), an affiliate of the Adviser, with whom certain officers and directors of the Corporation are affiliated, and to permit the Corporation to compensate the Distributor and other dealers of its shares. Each Fund paid the Distributor and each dealer a monthly fee at the annual rate of 0.25% of the average daily net assets of Fund shares beneficially owned by the Distributor’s and each dealer’s existing brokerage clients. The Plan can be continued in effect from year to year if such continuance is approved annually by the Board of the Corporation, including the vote of a majority of the Independent Directors.

For the fiscal year ended September 30, 2023, Small Cap Dividend Value Fund – Class A expensed $432,229 in distribution fees, of which $3,866 was paid to the Distributor; Small-Mid Cap Value Fund – Class A expensed $28,006 in distribution fees, of which $401 was paid to the Distributor; and Mid-Cap Dividend Value Fund – Class A expensed $32,605 in distribution fees, of which $1,508 was paid to the Distributor. The distribution fees paid to the Distributor are unaudited.

The Corporation has adopted a Shareholder Servicing Agreement for all of its Funds and their Classes. The Corporation has retained the Adviser to serve as the shareholder servicing agent for the Funds pursuant to the Shareholder Servicing Agreement. Under the Shareholder Servicing Agreement, the Corporation will pay the Adviser a monthly fee calculated at an annual rate of 0.05% of each Fund’s average daily net assets for providing support services to investors who beneficially own shares of a Fund. The Shareholder Servicing Agreement may be continued in effect from year to year if such continuance is approved annually by the Board of the Corporation, including the vote of a majority of the Independent Directors. For the fiscal year ended September 30, 2023, the Adviser received $278,612, $33,923, and $81,759 from Small Cap Dividend Value Fund, Small-Mid Cap Value Fund, and Mid Cap Dividend Value Fund, respectively.

KEELEY Funds, Inc.

Notes to Financial Statements (Continued)

5. Portfolio Securities. Purchases and sales (including maturities) of securities during the fiscal year ended September 30, 2023, other than short term securities, are as follows:

	Purchases (excluding U.S. Government Securities)	Sales (excluding U.S. Government Securities)
Small Cap Dividend Value Fund	$63,300,869	$103,229,315
Small-Mid Cap Value Fund	5,015,632	12,205,813
Mid Cap Dividend Value Fund	17,268,424	26,921,489

6. Transactions with Affiliates and Other Arrangements. During the fiscal year ended September 30, 2023, the Distributor retained a total of $5,775 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

The cost of calculating each Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the fiscal year ended September 30, 2023, Small Cap Dividend Value Fund, Small-Mid Cap Value Fund, and Mid Cap Dividend Value Fund accrued $75,548, $7,443, and $29,468, respectively, in the Statements of Operations, in connection with the cost of computing these Funds’ NAVs.

As per the approval of the Board, the Funds are allocated a portion of the Chief Compliance Officer’s compensation cost. For the fiscal year ended September 30, 2023, the Funds paid or accrued $90,001 in chief compliance officer compensation in the Statements of Operations.

The Adviser has an administration agreement for each of the Funds with Gabelli Funds, LLC, which has entered into an agreement with BNY Mellon Investment Servicing (US) Inc. to provide certain administrative services to the Funds.

The Corporation pays each Director who is not considered an affiliated person an annual retainer of $10,000 plus $2,000 for each Board meeting attended, and they are reimbursed by the Corporation for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended, and the Chairman of the Audit Committee receives a $25,000 annual fee. A Director may receive a single meeting fee, allocated among the participating funds, for attending certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Corporation.

7. Line of Credit. The Funds participate in an unsecured line of credit, which expires on February 28, 2024 and may be renewed annually, of up to $75,000,000 under which they may each borrow up to 10% of their net assets from the bank for temporary borrowing purposes. Borrowings under this arrangement bear interest at a floating rate equal to the higher of the Overnight Federal Funds Rate plus 135 basis points or the Overnight Bank Funding Rate plus 135 basis points in effect on that day. This amount, if any, would be included in “Interest expense” in the Statements of Operations. At September 30, 2023, there were no borrowings outstanding under the line of credit.

During the fiscal year ended September 30, 2023, the Small-Mid Cap Dividend Value Fund borrowed $617,000 for three days at a weighted average interest rate of 5.21%. During the fiscal year ended September 30, 2023, the Mid Cap Dividend Value Fund and the Small Cap Dividend Value Fund did not borrow under the line of credit.

8. Significant Shareholder. As of September 30, 2023, 10.0%, 12.7%, and 40.7% of Small Cap Dividend Value Fund, Small-Mid Cap Value Fund, and Mid Cap Dividend Value Fund, respectively, were beneficially owned by the Adviser and its affiliates, including managed accounts for which the affiliates of the Adviser have voting control but disclaim pecuniary interest.

9. Capital Stock. The Funds offer two classes of shares - Class A Shares and Class I Shares. The public offering price for Class A Shares is the net asset value plus a sales charge, which varies in accordance with the amount of the purchase up to a maximum of 4.50%. The public offering price for Class I Shares is the net asset value. As noted in the Funds’ prospectus, Class I is an institutional class and does not charge a sales load or a 12b-1 fee to its shareholders.

KEELEY Funds, Inc.

Notes to Financial Statements (Continued)

Transactions in shares of capital stock were as follows:

	Small Cap Dividend Value Fund		Small-Mid Cap Value Fund		Mid Cap Dividend Value Fund
	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2023	Year Ended September 30, 2022
Class A
Shares sold	257,652	280,385	19,911	11,434	26,152	7,118
Shares issued upon reinvestment of distributions	1,483,690	1,284,071	187,044	322,265	19,408	5,987
Shares redeemed	(1,744,438)	(1,547,403)	(246,876)	(209,366)	(130,091)	(48,985)
Net increase/(decrease) in Class A Shares	(3,096)	17,053	(39,921)	124,333	(84,531)	(35,880)

Class I
Shares sold	501,436	445,812	51,258	59,057	111,221	150,324
Shares issued upon reinvestment of distributions	1,183,658	1,096,382	315,827	653,401	189,015	70,435
Shares redeemed	(2,064,014)	(1,894,185)	(716,289)	(836,791)	(552,268)	(546,072)
Net decrease in Class I Shares	(378,920)	(351,991)	(349,204)	(124,333)	(252,032)	(325,313)

10. Indemnifications. The Funds enter into contracts that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of loss to be remote.

11. Subsequent Events. Management has evaluated the impact on the Funds of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of KEELEY Funds, Inc. and Shareholders of KEELEY Small Cap Dividend Value Fund, KEELEY Small-Mid Cap Value Fund and KEELEY Mid Cap Dividend Value Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of KEELEY Small Cap Dividend Value Fund, KEELEY Small-Mid Cap Value Fund and KEELEY Mid Cap Dividend Value Fund (constituting KEELEY Funds, Inc., hereafter collectively referred to as the “Funds”) as of September 30, 2023, the related statements of operations for the year ended September 30, 2023, the statements of changes in net assets for each of the two years in the period ended September 30, 2023, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2023 and each of the financial highlights for each of the five years in the period ended September 30, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

New York, New York

November 29, 2023

We have served as the auditor of one or more investment companies in the Gabelli Fund Complex since 1986.

KEELEY Funds, Inc.

Liquidity Risk Management Program (Unaudited)

In accordance with Rule 22e-4 under the 1940 Act, each Fund has established a liquidity risk management program (collectively, the LRM Program) to govern their approach to managing liquidity risk. The LRM Program is administered by the Liquidity Committee (the Committee), which is comprised of members of Adviser personnel and Fund Officers. The Board has designated the Committee to administer the LRM Program.

The LRM Program’s principal objectives include supporting each Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that a Fund will be unable to meet its redemption obligations in a timely manner. The LRM Program also includes elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence each Fund’s liquidity and the monthly classification and re-classification of certain investments that reflect the Committee’s assessment of their relative liquidity under current market conditions.

At a meeting of the Board held on May 16, 2023, the Board received a written report from the Committee regarding the design and operational effectiveness of the LRM Program. The Committee determined, and reported to the Board, that the LRM Program is reasonably designed to assess and manage each Fund’s liquidity risk and has operated adequately and effectively since its implementation. The Committee reported that there were no liquidity events that impacted the Funds or their ability to timely meet redemptions without dilution to existing shareholders. The Committee noted that each Fund is primarily invested in highly liquid securities and, accordingly, continue to be exempt from the requirement to determine a “highly liquid investment minimum” as defined in the Rule 22e-4. Because of that continued qualification for the exemption, each Fund has not adopted a “highly liquid investment minimum” amount. The Committee further noted that while changes to the LRM Program were made during the Review Period and reported to the Board, no material changes were made to the LRM Program as a result of the Committee’s annual review.

There can be no assurance that the LRM Program will achieve its objectives in the future. Please refer to each Fund’s Prospectus for more information regarding its exposure to liquidity risk and other principal risks to which an investment in a Fund may be subject.

2023 Tax Notice to Shareholders (Unaudited)

KEELEY Small Cap Dividend Value Fund – During the fiscal year ended September 30, 2023, the Fund paid to shareholders ordinary income dividends totaling $0.4409 and $0.4699 per share for Class A and Class I, respectively. During the fiscal year ended September 30, 2023, the Fund paid to shareholders long term capital gains totaling $35,214,539. The distributions of long term capital gains have been designated as a capital gain dividend by the Fund’s Board of Directors. For the fiscal year ended September 30, 2023, 96.87% of the ordinary income dividend qualifies for the dividend received deduction available to corporations. The Fund designates 100% of the ordinary income distributions as qualified dividend income, pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 2.86% of the ordinary income distributions as qualified interest income, pursuant to the American Jobs Creation Act of 2004.

KEELEY Small-Mid Cap Value Fund – During the fiscal year ended September 30, 2023, the Fund paid to shareholders ordinary income dividends totaling $0.1072 and $0.1340 per share for Class A and Class I, respectively. During the fiscal year ended September 30, 2023, the Fund paid to shareholders long term capital gains totaling $3,872,171. The distributions of long term capital gains have been designated as a capital gain dividend by the Fund’s Board of Directors. For the fiscal year ended September 30, 2023, 100% of the ordinary income dividend qualifies for the dividend received deduction available to corporations. The Fund designates 100% of the ordinary income distributions as qualified dividend income, pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 0.55% of the ordinary income distributions as qualified interest income, pursuant to the American Jobs Creation Act of 2004.

KEELEY Mid Cap Dividend Value Fund – During the fiscal year ended September 30, 2023, the Fund paid to shareholders ordinary income dividends totaling $0.3988 and $0.4662 per share for Class A and Class I, respectively. During the fiscal year ended September 30, 2023, the Fund paid to shareholders long term capital gains totaling $3,374,540. The distributions of long term capital gains have been designated as a capital gain dividend by the Fund’s Board of Directors. For the fiscal year ended September 30, 2023, 100% of the ordinary income dividend qualifies for the dividend received deduction available to corporations. The Fund designates 100% of the ordinary income distributions as qualified dividend income, pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 3.29% of the ordinary income distributions as qualified interest income, pursuant to the American Jobs Creation Act of 2004.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Keeley Funds

Board Consideration and Re-Approval of Investment Advisory Agreements (Unaudited)

In determining whether to approve the continuance of the Investment Advisory Agreement (the Advisory Agreement), the Board, including a majority of the Directors who have no direct or indirect interest in the Agreements and are not interested persons of the Funds, as defined in the 1940 Act (the Independent Board Members), considered the following information at a meeting on August 23, 2023:

1) The nature, extent, and quality of services provided by the Adviser.

The Board reviewed in detail the nature and extent of the services provided by the Adviser under the Advisory Agreement and the quality of those services over the past year. The Board noted that these services included managing the investment program of the Funds, including the purchase and sale of portfolio securities, as well as the provision of general corporate services. The Board considered that the Adviser also provided, at its expense, office facilities for use by the Funds and supervisory personnel responsible for supervising the performance of administrative, accounting, and related services including, for each Fund, monitoring to assure compliance with stated investment policies and restrictions under the 1940 Act and related securities regulations. The Board noted that, in addition to managing the investment program for the Funds, the Adviser provided certain non-advisory and compliance services, including services under the Funds’ Rule 38a-1 compliance program.

The Board also considered that the Adviser paid for all compensation of officers and Board Members of the Funds who are affiliated with the Adviser and that the Adviser further provided services to shareholders of the Funds who had invested through various programs offered by third party financial intermediaries. The Board evaluated these factors based on its direct experience with the Adviser and in consultation with Fund Counsel.

The Board reviewed the personnel responsible for providing services to the Funds and concluded, based on their experience and interaction with the Adviser, that (i) the Adviser was able to retain quality personnel, (ii) the Adviser, and their agents exhibited a high level of diligence and attention to detail in carrying out their advisory and administrative responsibilities under the Agreements, (iii) the Adviser was responsive to requests of the Board, (iv) the scope and depth of the Adviser’s resources were adequate, and (v) the Adviser had kept the Board apprised of developments relating to each Fund and the industry in general. The Board also focused on the Adviser’s reputation and long-standing relationship with the Funds. The Board also believed that the Adviser had devoted substantial resources and made substantial commitments to address new regulatory compliance requirements applicable to the Funds.

2) The performance of the Funds and the Adviser.

The Board reviewed the investment performance of each Fund, on an absolute basis, as compared with their Broadridge peer group of other SEC registered funds, and against each Fund’s broad based securities market benchmarks as reflected in the Funds’ prospectus and annual report. The Board also considered rankings and ratings of the Funds issued by Broadridge over the short, intermediate, and long term. The Board considered each Fund’s one, three, five, and ten year average annual total return for the periods ended June 30, 2023, but placed greatest emphasis on a Fund’s longer term performance. The peer groups considered by the Board were developed by Broadridge and were comprised of funds within the same Broadridge peer group category (each, a Performance Peer Group). Each Fund’s performance against its respective Performance Peer Group was considered by the Board as providing an objective comparison against which each Fund’s performance could be assessed. In general, the Board considered these comparisons helpful in their assessment as to whether the Adviser was obtaining for the Funds’ shareholders the total return performance that was available in the marketplace, given each Fund’s investment objectives, strategies, limitations, and restrictions. In reviewing the Funds’ performance, the Board noted that KMDVF, on a total return basis, was in the second quintile for the one year period, in the first quintile for the three year period, in the fifth quintile for the five year period, and in the third quintile for the ten year period. KSMVF, on a total return basis, was in the second quintile for the one year and three year periods, third quintile for the five year period, and the fifth quintile for the ten year period. KSDVF, was in the fourth quintile for the one year and five year periods, third quintile for the three year period, and fifth quintile for the ten year period. Discussion and questions followed.

In connection with its assessment of the performance of the Adviser, the Board considered the Adviser’s financial condition and whether it had the resources necessary to continue to carry out its responsibilities under the Advisory Agreement. The Board concluded that the Adviser had the financial resources necessary to continue to perform its obligations under the Advisory Agreement and to continue to provide the high quality services that it has provided to the Funds to date.

Keeley Funds

Board Consideration and Re-Approval of Investment Advisory Agreements (Unaudited) (Continued)

3) The cost of the advisory services and the profits to the Adviser and their affiliates from the relationship with the Funds.

In connection with the Board’s consideration of the cost of the advisory services and the profits to the Adviser and its affiliates from their relationships with the Funds, the Board considered a number of factors. First, the Board compared the level of the advisory fee for each Fund against comparative Broadridge expense peer groups (each, an “Expense Peer Group”). The Board also considered comparative non-advisory fee expenses and comparative total fund expenses of the Funds and each Expense Peer Group. The Board considered this information as useful in assessing whether the Adviser was providing services at a cost that was competitive with other similar funds. In assessing this information, the Board considered both the comparative contract rates as well as the level of the advisory fees after waivers and/or reimbursements. The Board noted that for KMDVF the contractual advisory fee was in the fifth quintile, the actual advisory fees were in the fourth quintile, and the total expenses (including 12b-1/non-12b-1 fees) were in the fourth quintile, as compared with the Expense Peer Group. With respect to KSMVF, the Board noted that the contractual advisory fee and the total expenses (including 12b-1/non-12b-1 fees) were in the fourth quintile, and the actual advisory fees were in the third quintile, as compared with the Expense Peer Group. In connection with their review of KSDVF, the Board noted that the contractual advisory fee is in the fifth quintile, the actual advisory fee is in the third quintile, and the total expenses (including 12b-1/non-12b-1 fees) were in the third quintile, as compared with the Expense Peer Group. The Board noted that each of the Funds operated pursuant to an expense limitation agreement with the Adviser, wherein the Adviser had agreed to waive a portion of its fee or reimburse a Fund for a portion of its expenses necessary to limit the Fund’s total operating expenses to the level set forth in the respective Fund’s prospectus.

The Board also considered an analysis prepared by the Adviser of the estimated profitability to the Adviser of its relationship with the Funds and reviewed with the Adviser its cost allocation methodology in connection with its profitability. In this regard, the Board reviewed pro-forma Income Statements of the Adviser for the year ended December 31, 2022. The Board considered one analysis for the Adviser as a whole, and a second analysis for the Adviser with respect to each of the Funds. The Board concluded that the profitability of the Funds to the Adviser under either analysis was not excessive.

4) The extent to which economies of scale will be realized as the Funds grow and whether fee levels reflect those economies of scale.

With respect to the Board’s consideration of economies of scale, the Board discussed whether economies of scale would be realized by the Funds at higher asset levels. The Board also reviewed data from the Expense Peer Groups to assess whether the Expense Peer Group funds had advisory fee breakpoints and, if so, at what asset levels. The Board also assessed whether certain of the Adviser’s costs would increase if asset levels rise. The Board concluded that they were unable to assess at this time whether economies of scale would be realized if the Funds were to experience significant asset growth. In the event there was to be significant asset growth in the Funds, the Board determined to reassess whether the advisory fee appropriately took into account any economies of scale that had been realized as a result of that growth.

5) Other Factors.

In addition to the above factors, the Board also discussed other benefits received by the Adviser from its management of the Funds. The Board considered that the Adviser does use soft dollars in connection with its management of the Funds.

Based on a consideration of all these factors in their totality, the Board Members, including all of the Independent Board Members, determined that each Fund’s advisory fee was fair and reasonable with respect to the quality of services provided and in light of the other factors described above that the Board deemed relevant. Accordingly, the Board Members determined to approve the continuation of each Fund’s Advisory Agreement. The Board based its decision on evaluations of all these factors as a whole and did not consider any one factor as all important or controlling.

Keeley Funds

Additional Fund Information (Unaudited)

The business and affairs of the Corporation are managed under the direction of its Board of Directors. Information pertaining to the Directors and Officers of the Corporation is set forth below. The Funds’ Statement of Additional Information includes additional information about the Keeley Funds’ Directors and is available, without charge, upon request, by calling 800-422-3554 or by writing to the Keeley Funds at 141, West Jackson Blvd., Suite 2150 Chicago, Illinois 60604.

Name, Position(s) Address[1] and Year of Birth	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[3]

INTERESTED DIRECTORS[4]:

Nicholas F. Gallucio[5] Co-Chairman and Director 1950	Since 2017	8	Co-Chairman of Teton Advisors, Inc. (Since 2021); Former President and Chief Executive Officer of Teton Advisors, Inc. (2008-2021); Group Managing Director, U.S. Equities (2004-2008), Managing Director, U.S. Equities (1994-2004), Senior Vice President (1990-1994) and Vice President (1982-1990) of Trust Company of the West (TCW)	Board of Regents of the University of Hartford

Kevin M. Keeley Co-Chairman, Director and President 1967	Co-Chairman and Director since 2017, President since 2015	3	Executive Chairman of Keeley-Teton Advisors, LLC (since 2017); President (2015-2017) and Executive Vice President (2010-2015) of Joley Corp.; President (2015-2017) and Executive Vice President (2010-2015) of Keeley Holdings, Inc.; President of Keeley Asset Management Corp. (2015-2017); Senior Vice President of Keeley Asset Management Corp. and Keeley Investment Corp. (2010-2015)	Director of Teton Advisors, LLC and Keeley-Teton Advisors, LLC (Investment Advisers)

INDEPENDENT DIRECTORS[6]:

Laura D. Alter Director 1960	Since 2014	3	Former Managing Director and Senior Partner of Fixed Income, Harris Investments (1994-2010); Fund Manager for Harris Insight family of funds (1994-2010)	—

Anthony S. Colavita[5,7] Director 1961	Since 2017	23	Attorney, Anthony S. Colavita, P.C., Supervisor, Town of Eastchester, NY	—

James P. Conn[5] Director 1938	Since 2017	23	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings Ltd. (1992-1998)	—

Jerome J. Klingenberger Director 1955	Since 1999	3	Executive Vice President and Chief Financial Officer (since 2006) of Grayhill, Inc. (human interface solutions)	—

Sean Lowry Director 1953	Since 1999	3	Retired since 2015; formerly Executive Vice President, Pacor Mortgage Corp. (1992-2015)	—

Michael J. Melarkey[5] Director 1949	Since 2017	24	Of Counsel in the law firm of McDonald Carano Wilson LLP; Partner in the law firm of Avansino, Melarkey, Knobel, Mulligan & McKenzie (1980-2015)	Chairman of Southwest Gas Corporation (natural gas utility)

Name, Position(s) Address[1] and Year of Birth	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:

Kevin M. Keeley President 1967	Since 2015	Executive Chairman of Keeley-Teton Advisors, LLC (since 2017); President (2015-2017) and Executive Vice President (2010-2015) of Joley Corp.; President (2015-2017) and Executive Vice President (2010-2015) of Keeley Holdings, Inc.; President of Keeley Asset Management Corp. (2015-2017); Senior Vice President of Keeley Asset Management Corp. and Keeley Investment Corp. (2010-2015)

John C. Ball[5] Treasurer, Principal Financial & Accounting Officer 1976	Since 2018	Senior Vice President (since 2018) and other positions (2017-2018) of GAMCO Investors, Inc.; Chief Executive Officer, G. Distributors, LLC since 2020; Officer of registered investment companies within the Gabelli Fund Complex since 2017; Vice President and Assistant Treasurer of AMG Funds, 2014-2017

Thomas E. Browne Jr. Vice President 1963	Since 2018	Portfolio Manager of Keeley-Teton Advisors, LLC (since 2017); Senior VicePresident, Portfolio Manager of Keeley Asset Management Corp. (2009-2017)

Peter Goldstein[5] Secretary & Vice President 1953	Since 2018	General Counsel, GAMCO Investors, Inc. and Chief Legal Officer, Associated Capital Group, Inc. since 2021; General Counsel and Chief Compliance Officer, Buckingham Capital Management, Inc. (2012-2020); Chief Legal Officer and Chief Compliance Officer, The Buckingham Research Group, Inc. (2012-2020)

Richard J. Walz[5] Chief Compliance Officer 1959	Since 2021	Chief Compliance Officer of registered investment companies within the Fund Complex since 2013

[1]	Address: 141, West Jackson Blvd., Suite 2150 Chicago, Illinois 60604, unless otherwise noted.
[2]	Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Corporation’s Amended By-Laws and Amended and Restated Articles of Incorporation. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.
[3]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, i.e., public companies, or other investment companies registered under the Investment Company Act of 1940.
[4]	“Interested Directors” of the Funds as defined in the 1940 Act. Mr. Galluccio is considered an “interested person” of the Company because of his position as Co-Chairman of Teton. Mr. Keeley is considered an “interested person” because of his position as Co-Chairman and President of Keeley-Teton.
[5]	Address: One Corporate Center, Rye, NY 10580-1422.
[6]	Directors who are not interested persons are considered “Independent” Directors.
[7]	Mr. Colavita’s father, Anthony J. Colavita, serves as a director of other funds which are part of the Fund Complex.

Keeley Funds and Your Personal Privacy

Protecting your personal information is an important priority for us. The Funds’ privacy policy is designed to support this objective. We collect nonpublic personal information about you from the following sources:

●	Information we receive from you on applications or on other forms; correspondence or conversations, such as your name, address, social security number, assets, income, and date of birth.

●	Information about your transactions with us, our affiliates or others, such as your account numbers and balances, transaction history, parties to transactions, cost basis information, and other financial information.

The Funds restrict access to your nonpublic information by maintaining physical, electronic, and procedural safeguards.

The Funds do not disclose any nonpublic information about their current or former customers to nonaffiliated third parties, except as permitted by law. G.distributors, LLC. is the Distributor and Keeley-Teton Advisors, LLC. is the Investment Adviser for the Keeley Funds and are both affiliates of the Keeley Funds. We may share your nonpublic information with affiliates who require such information to provide products or services to you. You may request that we not share your nonpublic information with our affiliates for use by them in marketing products or services to you by calling us toll-free at 1-800-422-3554. We will honor your choice until you tell us otherwise. If you have a joint account, your instruction will be applied to all account holders on that account.

KEELEY Small Cap Dividend Value Fund

KEELEY Small-Mid Cap Value Fund

KEELEY Mid Cap Dividend Value Fund

141 West Jackson Blvd., Suite 2150

Chicago, Illinois 60604

General and Account Information:

800-422-3554

fax: 312-786-5003

website: keeleyfunds.com

e-mail: info@keeleyteton.com

Board of Directors

LAURA D. ALTER Former Managing Director and Senior Partner of Fixed Income, Harris Investments	NICHOLAS F. GALLUCCIO* Co-Chairman, Teton Advisors, Inc.	SEAN LOWRY Former Executive Vice President, Pacor Mortgage Corp.

ANTHONY S. COLAVITA Attorney, Anthony S. Colavita, P.C.	KEVIN M. KEELEY* Co-Chairman, Executive Chairman, and President Keeley -Teton Advisors, LLC President, Keeley Funds, Inc.	MICHAEL J. MELARKEY Of Counsel, McDonald Carano Wilson LLP

JAMES P. CONN Former Managing Director and Chief Investment Officer, Financial Security Assurance Holdings Ltd.	JEROME J. KLINGENBERGER Executive Vice President and Chief Financial Officer Grayhill, Inc.

*	Interested Directors

Officers

KEVIN M. KEELEY President	JOHN C. BALL Treasurer	PETER GOLDSTEIN Secretary and Vice President

RICHARD J. WALZ	THOMAS E. BROWNE Jr.
Chief Compliance Officer	Vice President

Investment Adviser Keeley-Teton Advisors, LLC Custodian State Street Bank and Trust Company	Distributor G.distributors, LLC Legal Counsel Paul Hastings LLP

This report is submitted for the information of the shareholders of the KEELEY Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GABKLQ323AR

(b)	Not applicable.

Item 2.	Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that Jerome Klingenberger and Kuni Nakamura are qualified to serve as audit committee financial experts serving on its audit committee and that they are “independent,” as defined by Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $67,900 in 2022 and $69,259 in 2023.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 in 2022 and $0 in 2023.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $15,930 in 2022 and $16,245 in 2023.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 in 2022 and $0 in 2023.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	N/A

(c)	N/A

(d)	N/A

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $15,939 in 2022 and $16,245 in 2023.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)	Not Applicable.

(j)	The registrant is not a foreign issuer.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1)	Not applicable.

(a)(2)(2)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Keeley Funds, Inc.

By (Signature and Title)*	/s/ Kevin Keeley
Kevin Keeley, Principal Executive Officer

Date	12/7/23

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Kevin Keeley
Kevin Keeley, Principal Executive Officer

Date	12/7/23

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Financial Officer and Treasurer

Date	12/7/23

*	Print the name and title of each signing officer under his or her signature.